                                                                   EXHIBIT 10.8













                           TAYLOR CAPITAL GROUP, INC.
             401(k)/PROFIT SHARING AND EMPLOYEE STOCK OWNERSHIP PLAN
                        (Effective as of October 1, 1996)























                             McDermott, Will & Emery
                                     Chicago

                                   CERTIFICATE



                  I, ________________________, Secretary of TAYLOR CAPITAL
GROUP, INC., hereby certify that the attached document is a correct copy of the TAYLOR CAPITAL GROUP, INC. 401(k)/PROFIT SHARING AND EMPLOYEE STOCK OWNERSHIP PLAN (Effective as of October 1, 1996).

                  Dated this__________day of ____________, 1997.


                                                       _________________________
                                                        Secretary as Aforesaid

                              TABLE OF CONTENTS

                                                                                                        PAGE
                                                                                                        ----
         SECTION 1                                                                                       1
                  Background of Plan                                                                     1
                      Purpose of Plan; Applicable Requirements                                           1
                      History of Plan                                                                    1
                      Effective Date; Plan Year; Spin-off Date                                           2
                      Trustee; Trust Agreement                                                           2
                      Plan Administration                                                                2
                      Employers                                                                          2
                      Predecessor Plans                                                                  3
                      Plan Supplements                                                                   3

         SECTION 2                                                                                       4
                  Eligibility and Participation                                                          4
                      Eligibility to Participate                                                         4
                      Notice of Participation and Election to Contribute                                 5
                      Period of Participation                                                            5
                      Leave of Absence                                                                   5
                      Leased Employees                                                                   5
                      Military Service                                                                   6

         SECTION 3                                                                                       7
                  Participant Contributions                                                              7
                      Income Deferral Contributions                                                      7
                      Change, Discontinuance, or Resumption of Income Deferral
                           Contributions                                                                 7
                      Rollover Contributions                                                             7
                      Earnings                                                                           8

         SECTION 4                                                                                      10
                  Employer Contributions                                                                10
                      Employer Contributions of Income Deferral Contributions                           10
                      Employer Matching Contributions                                                   10
                      Employer Discretionary Contributions                                              10
                       Payment of Acquisition Loans; Employer Loan Contributions                        11
                      Individual Employer's Share of Employer Contributions;
                           Limitations on Employers' Contributions                                      12
                      Form of Payment of Employer Contributions                                         12


                                                                                                      PAGE
                                                                                                      -----
         SECTION 5                                                                                      13
                  Company Stock; Acquisition Loans                                                      13
                      Company Stock                                                                     13
                      Acquisition Loans                                                                 13

         SECTION 6                                                                                      14
                  Investment of Participant and Employer Contributions                                  14
                      Investment Options                                                                14
                      ESOP Stock Account Investments in Company Stock                                   14
                      Participants' Investment Elections                                                15
                      Diversification of Investments in Company Stock                                   15

         SECTION 7                                                                                      17
                  Accounting                                                                            17
                      Participants' Accounts                                                            17
                      Trust Accounts                                                                    19
                      Accounting Dates; Accounting Periods; Quarterly Accounting
                           Period                                                                       19
                      Adjustment of Accounts in Investment Funds                                        20
                      Crediting of Shares Related to the Spin-Off                                       20
                      Transfer of Shares From Unreleased Share Account to
                      Participants' ESOP Stock Accounts                                                 20
                      Adjustment of ESOP Cash and Stock Accounts                                        21
                      Dividends on Company Stock                                                        22
                      Temporary Investment of Cash in Trust                                             23
                      Fair Market Value of Company Stock                                                23
                      Stock Dividends, Stock Splits and Capital Reorganizations
                           Affecting ESOP Shares                                                        23
                      ESOP Share Records                                                                23
                      Statement of Accounts                                                             24
                      Multiple Acquisition Loans                                                        24

         SECTION 8                                                                                      25
                  Contribution and Benefit Limitations                                                  25
                      Contribution Limitations                                                          25
                      Combined Contribution Limitations                                                 26
                      Combining of Plans                                                                26
                      Dollar Limitation on Income Deferral Contributions                                26
                      Percentage Limitation on Income Deferral Contributions                            27
                      Percentage Limitation on Employer Matching Contributions                          28

                                                                                                       PAGE
                                                                                                       -----

         SECTION 8 (continued)
                      Highly Compensated Participant                                                    29
                      Multiple Use of Alternative Limitations                                           31
                      Calculating Income Allocable to Excess Deferrals, Excess
                            Aggregate Contributions, and Excess Income Deferral
                            Contributions                                                               31
                      Special Testing Rules                                                             31

         SECTION 9                                                                                      33
                  Period of Participation                                                               33
                      Settlement Date                                                                   33
                      Restricted Participation                                                          33

         SECTION 10                                                                                     35
                  In-Service Withdrawals and Participant Loans                                          35
                      Hardship Withdrawals                                                              35
                      In-Service Withdrawal                                                             36
                      Loans to Participants                                                             36

         SECTION 11                                                                                     40
                  Vesting                                                                               40
                      Retirement                                                                        40
                      Resignation or Dismissal                                                          40
                      Death of Participant                                                              42
                      Forfeitures                                                                       42

         SECTION 12                                                                                     43
                  Distributions Following Settlement Date                                               43
                      Manner of Distribution                                                            43
                      Determination of Account Balances                                                 43
                      Distribution of Company Stock                                                     44
                      Timing of Distributions                                                           44
                      Direct Rollovers                                                                  46
                      Immediate Distributions to Alternate Payees                                       47
                      Designation of Beneficiary                                                        48
                      Missing Participants or Beneficiaries                                             49
                      Facility of Payment                                                               50



                                                                                                      PAGE
                                                                                                      ----
         SECTION 13                                                                                     51
                  Rights, Restrictions, and Options on Company Stock                                    51
                      Right of First Refusal                                                            51
                      Put Option                                                                        51
                      Share Legend                                                                      52
                      Nonterminable Rights                                                              52

         SECTION 14                                                                                     53
                  Reemployment                                                                          53
                      Commencement or Resumption of Participation                                       53
                      Credited Service for Vesting                                                      53
                      Reinstatement of Forfeitures                                                      53

         SECTION 15                                                                                     55
                  Voting and Tendering of Company Stock                                                 55

         SECTION 16                                                                                     56
                  General Provisions                                                                    56
                      Interests Not Transferable                                                        56
                      Absence of Guaranty                                                               56
                      Employment Rights                                                                 56
                      Litigation by Participants or other Persons                                       56
                      Evidence                                                                          56
                      Waiver of Notice                                                                  56
                      Controlling Law                                                                   56
                      Statutory References                                                              56
                      Severability                                                                      57
                      Additional Employers                                                              57
                      Action By Employers                                                               57
                      Gender and Number                                                                 57
                      Examination of Documents                                                          57
                      Fiduciary Responsibilities                                                        57
                      Indemnification                                                                   57

         SECTION 17                                                                                     58
                  Restrictions as to Reversion of Trust Assets to the Employers                         58



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

                                                                                                      PAGE
                                                                                                      ----
         SECTION 18                                                                                     59
                  Amendment and Termination                                                             59
                      Amendment                                                                         59
                      Termination                                                                       59
                      Nonforfeitability and Distribution on Termination                                 60
                      Notice of Termination                                                             60
                      Plan Merger, Consolidation, Etc.                                                  60

         SECTION 19                                                                                     61
                  The Committee                                                                         61
                      The Committee                                                                     61
                      The Committee's General Powers, Rights, and Duties                                61
                      Manner of Action of the Committee                                                 62
                      Interested Committee Member                                                       63
                      Resignation or Removal of Committee Members                                       63
                      Committee Expenses                                                                63
                      Uniform Rules                                                                     63
                      Information Required by the Committee                                             63
                      Review of Benefit Determinations                                                  63
                      Committee's Decision Final                                                        63
                      Denial Procedure and Appeal Process                                               64

         SECTION 20                                                                                     65
                  Special Rules Applicable When Plan is Top-Heavy                                       65
                      Purpose and Effect                                                                65
                      Top-Heavy Plan                                                                    65
                      Key Employee                                                                      66
                      Aggregated Plans                                                                  66
                      Minimum Employer Contribution                                                     66
                      Coordination of Benefits                                                          67
                      Adjustment of Combined Benefit Limitations                                        67

         SUPPLEMENT AA-1


                           TAYLOR CAPITAL GROUP, INC.
             401(k)/PROFIT SHARING AND EMPLOYEE STOCK OWNERSHIP PLAN
                        (Effective as of October 1, 1996)

                                    SECTION 1

                               Background of Plan


1.1. Purpose of Plan; Applicable Requirements. Effective as of October 1, 1996, Taylor Capital Group, Inc. (the "Company") establishes the Taylor Capital Group, Inc. 401(k)/Profit Sharing and Employee Stock Ownership Plan (the "Plan") for the following purposes:

         (i) to receive a transfer of the accounts under the Cole Taylor Financial Group, Inc. 401(k)/Profit Sharing Plan (as Amended and Restated effective as of January 1, 1993) (the "CTFG Profit Sharing Plan") and the Cole Taylor Financial Group, Inc. Employee Stock Ownership Plan (as Amended and Restated effective as of January 1, 1994) (the "CTFG ESOP") of those employees and former employees of employers who become participants in the Plan; and

         (ii) to enable eligible employees of the Company and its affiliates to acquire stock ownership interests in the Company; and

         (iii) to permit eligible employees to accumulate funds for their future security by electing to make income deferral contributions and sharing in employer contributions to the Plan.

The Plan is a profit sharing plan intended to meet the applicable requirements of Section 401(a) of the Internal Revenue Code of 1986 (the "Code") and contains a cash or deferred arrangement intended to qualify under Section 401(k) of the Code. A portion of the Plan also constitutes an employee stock ownership plan that is designed to invest primarily in stock of the Company and that is intended to meet the applicable requirements of Sections 401(a), 409, and 4975(e)(7) of the Code and Section 407(d)(6) of the Employee Retirement Income Security Act of 1974 ("ERISA").

1.2. History of Plan. Prior to the effective date, eligible employees of the Company and its subsidiaries were eligible to participate in the CTFG Profit Sharing Plan and the CTFG ESOP. The CTFG Profit Sharing Plan was originally established by CTFG effective January 1, 1984 as a merger of various plans, and was amended and restated from time-to-time thereafter, most recently effective as of January 1, 1993. The CTFG ESOP was originally established by CTFG effective as of January 1, 1984 and was amended from time to time thereafter, and was amended and restated most recently effective as of January 1, 1994.

         In connection with the spin-off of the Company (and its subsidiaries) from the controlled group of corporations that includes Reliance Acceptance Group, Inc. f/k/a Cole Taylor Financial Group, Inc. ("CTFG"), the account balances of the CTFG Profit Sharing Plan and the CTFG ESOP attributable to the employees and former employees of the Company and its subsidiaries were spun-off and then merged to form the Plan.

1.3. Effective Date; Plan Year; Spin-off Date. The "effective date" of the Plan as set forth herein is October 1, 1996. The Plan will be administered on the basis of a "plan year." The "plan year" means the three month period from October 1, 1996 through December 31, 1996, and thereafter the twelve-month period beginning each January 1 and ending the following December 31. The date of the spin-off of the Company (and its subsidiaries) from CTFG is referred to herein as the "spin-off date."

1.4. Trustee; Trust Agreement. Amounts contributed under the Plan are held and invested, until distributed, by a Trustee appointed by the Company (the "Trustee"). The Trustee acts in accordance with the terms of a trust agreement between the Company and the Trustee, which trust agreement is known as the "Taylor Capital Group, Inc. 401(k)/Profit Sharing and Employee Stock Ownership Trust" (the "Trust"). The Trust implements and forms a part of the Plan. The provisions of and benefits under the Plan are subject to the terms and provisions of the Trust.

1.5. Plan Administration. The Plan is administered by a Committee (the "Committee") as described in Section 19. Any notice or document required to be given to or filed with the Committee will be properly given or filed if delivered or mailed, by registered or certified mail, postage prepaid, to the Committee, in care of the Company at 350 East Dundee Road, Suite 201, Wheeling IL 60090. Each participant in the Plan shall be a "named fiduciary" within the meaning of Section 402 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") with respect to the investment direction of their account balances, and the voting direction of the shares of Company stock in their ESOP stock accounts, as described in Section 6. The Committee and the Company are "named fiduciaries," but solely to the extent that they have any fiduciary responsibilities under the Plan and related Trust.

1.6. Employers. Any Controlled Group Member described in paragraph (a) or (b) of this subsection with respect to the Company may adopt the Plan with the Company's consent, as described in subsection 16.10. The Company and any such Controlled Group Members that adopt the Plan are referred to below collectively as the "Employers" and sometimes individually as an "Employer." A "Controlled Group Member" means:

         (a) any corporation that is a member of a controlled group of corporations (within the meaning of Section 1563(a) of the Code, determined without regard to Sections 1563(a)(4) and 1563(e)(3)(C) thereof) that contains the Company;

         (b) any trade or business (whether or not incorporated) that is under common control with the Company (within the meaning of Section 414(c) of the Code); or

         (c) any entity that is affiliated with the Company under Section 414(m) of the Code.

As of the effective date, the following Employers have adopted the Plan: Cole Taylor Bank and CT Mortgage Company .

1.7. Predecessor Plans. Any other qualified profit sharing, stock bonus, or money purchase pension plan qualified under Section 401(a) of the Code and maintained by an Employer may, with the consent of the Company, be merged into, and continued in the form of, the Plan. Any such plan merged into, and continued in the form of, this Plan shall be referred to as a "predecessor plan." Special provisions relating to participants in the Plan who were participants in a predecessor plan shall be set forth in one or more supplements to the Plan.

1.8. Plan Supplements. The provisions of the Plan may be modified by supplements to the Plan. The terms and provisions of each supplement are a part of the Plan and supersede the provisions of the Plan to the extent necessary to eliminate inconsistencies between the Plan and such supplement.

                                    SECTION 2

                          Eligibility and Participation


2.1.     Eligibility to Participate.

         (a) Subject to the conditions and limitations of the Plan, each employee who was employed by an Employer and who was a participant in the CTFG Profit Sharing Plan or CTFG ESOP immediately before the effective date shall automatically be a participant in the Plan on the effective date.

         (b) Subject to the conditions and limitations of the Plan, each other employee of an Employer will become a participant in the Plan as of the January 1st, April 1st, July 1st, or October 1st coincident with or next following the date he satisfies the following requirements:

                  (i)      he has attained age 21;

                  (ii) (A) he has completed six months of continuous service in which he is credited with at least 500 hours of service or,

                           (B) if he fails to satisfy paragraph (A) above, he has completed 1,000 hours of service (as defined below) during the 12-month period commencing on his date of hire, or if he has not completed 1,000 hours of service during such 12-month period, he has completed 1,000 hours of service during a Plan Year ending before such January 1, April 1, July 1, or October 1; and

                  (iii) he is employed as a member of a group of employees to which the Plan has been extended, either by unilateral action of an Employer in the case of an employee who is not represented by a collective bargaining representative or, if he is a member of a group of employees represented by a collective bargaining representative, through a currently effective collective bargaining agreement between his Employer and the collective bargaining representative of the group of employees of which he is a member.

                  (iv) Notwithstanding any other provision of the Plan to the contrary, an employee who is not yet a participant but who is eligible to become a participant may make a rollover contribution to the Plan (in accordance with subsection 3.3) prior to the employee's entry date, at the discretion of the Committee. Any eligible employee who makes a rollover contribution to the Plan will be treated as a participant, except that such employee shall not be eligible, until he becomes a participant, to make income deferral contributions pursuant to subsection
                           3.1 or to share in any employer contributions made pursuant to subsections 4.2, 4.3, and 4.4.

For the purposes of the Plan, an "hour of service" means each hour for which an employee is directly or indirectly paid or entitled to payment by an Employer or a Controlled Group Member for the performance of duties and for reasons other than the performance of duties, including each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by an Employer or a Controlled Group Member, as determined and credited in accordance with Department of Labor Reg. Sec. 2530.200b-2. Notwithstanding any other provision of the Plan to the contrary, an hour of service includes service prior to the effective date with CTFG or an affiliate of CTFG.

2.2. Notice of Participation and Election to Contribute. The Committee will notify each employee of the date the employee becomes a participant. Such notification will be in writing and will include a form or forms on which the participant may elect to make participant contributions in accordance with
Section 3.

2.3. Period of Participation. Subject to the provisions of subsections 9.2 and 14.1, relating to restricted participation and resumption of participation, respectively, an employee who becomes a participant will continue as a participant until the later to occur of the date of his termination of employment with the Employers or the date on which all assets in his accounts under the Plan to which he is entitled hereunder have been distributed.

2.4. Leave of Absence. A leave of absence will not interrupt continuity of service or participation in the Plan. A "leave of absence" for purposes of the Plan means an absence from work that is not treated by an Employer as a termination of employment or that is required by law to be treated as a leave of absence. Leaves of absence will be granted under rules established by an Employer and applied uniformly to all similarly situated employees.

2.5. Leased Employees. Only common-law employees of the Employers are eligible to participate in the Plan. If a leased employee (as defined below) subsequently becomes a common-law employee of an Employer, the period during which the leased employee performed services for the Employer shall be taken into account for purposes of subsections 2.1 and 11.2 of the Plan; unless (i) such leased employee was a participant in a money purchase pension plan maintained by the leasing organization that provides a non-integrated employer contribution rate of at least 15 percent of earnings, immediate participation for all employees and full and immediate vesting, and (ii) leased employees do not constitute more than twenty percent of the Employer's nonhighly compensated workforce. A "leased employee" means any person who is not a common-law employee of an Employer, but who has provided services to an Employer under the Employer's primary direction and control, on a substantially full-time basis for a period of at least one year, pursuant to an agreement between an Employer and a leasing organization.

2.6. Military Service. Notwithstanding any provision of this Plan to the contrary, contributions, benefits, and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u). A participant returning from employment after serving in the uniformed services is treated as not having incurred a break in service during the period of qualified military service, as defined herein. Each period of qualified military service is considered under the plan to be service with the Employer for the purposes of:

     (a) determining the nonforfeitability of the participant's account balances, in accordance with the provisions of Section 11 of the plan; and

     (b)   determining the participant's benefit allocations under subsections
           4.2 and 4.3 of the plan.

                                    SECTION 3

                            Participant Contributions


3.1. Income Deferral Contributions. References in the Plan to participants' "income deferral contributions" mean deferrals made by participants' from their earnings (as defined in subsection 3.4) before the imposition of Federal income taxes, irrespective of whether the income deferral contributions made from such earnings are either before or after the imposition of state, local or other taxes. An employee is not required to make income deferral contributions in order to participate in the Plan. Subject to the conditions and limitations of the Plan, a participant may elect to make income deferral contributions for any plan year of a percentage (in increments of one percent) of the participant's earnings for such plan year at a rate of not less than one percent and not greater than fifteen percent of such earnings. The amount to be deferred will be withheld from the participant's earnings and contributed to the Plan on the participant's behalf by the participant's Employer. A participant's election under this subsection may be made effective as of the participant's entry date or as of any January 1, April 1, July 1, or October 1 following the participant's entry date. A participant's election to make income deferral contributions must be made in writing on a form furnished by the Committee and filed with the Committee at such time and in such manner as the Committee shall determine. Subject to the limitations of Section 8, a participant's deferral authorization made pursuant to this subsection shall remain in effect until any change or suspension properly elected by the participant under subsection 3.2 becomes effective.

3.2. Change, Discontinuance, or Resumption of Income Deferral Contributions. A participant may elect, within the limits described in subsection 3.1, to change the rate of the participant's income deferral contributions as of any January 1, April 1, July 1, or October 1. A participant may elect to discontinue making income deferral contributions as of the first day of any month. If a participant elects to discontinue making income deferral contributions, the participant may elect to make or to resume making income deferral contributions as of any following January 1, April 1, July 1, or October 1. Each election under this subsection shall be made by completing the form designated by the Committee and filing such form with the Committee at such time and in such manner as the Committee shall determine.

3.3. Rollover Contributions. On behalf of a participant, the Committee may direct the Trustee to receive a "rollover contribution" of all or any portion of an eligible rollover distribution (as described in paragraph 12.5(a)) or a rollover amount described in Section 408(d)(3) of the Code (an "IRA rollover"), subject to the following:

     (a) The Trustee may accept an eligible rollover distribution in the form of a direct rollover (as described in Section 401(a)(31) of the Code) or an indirect rollover (as described in Section 402(c) of the Code). The Committee shall establish such rules and procedures as it deems necessary regarding the acceptance of rollover contributions, including the methods by which direct rollovers, indirect rollovers, and IRA rollovers may be made to the Plan.

     (b) Any rollover contributions received by the Trustee on behalf of a participant (or an eligible employee) shall be credited to the rollover account of the participant (or the eligible employee) in accordance with subsection 7.4. A participant (or an eligible employee) shall at all times have a nonforfeitable right to the net credit balance in the participant's rollover account.

     (c) If after a rollover contribution has been received by the Trustee on behalf of a participant (or an eligible employee) the Committee learns that all or part of such rollover contribution did not meet the requirements of the Code and the regulations and rulings thereunder, the Committee may direct the Trustee to make a distribution to the participant (or eligible employee) of the nonqualified portion of such rollover contribution (and earnings thereon) that were credited to the rollover account of the participant (or eligible employee).

3.4. Earnings. Except as otherwise provided below, a participant's "earnings" for a plan year means all compensation paid to the participant for services rendered to an Employer as an employee as reported on the participant's Federal wage and tax statement (Form W-2), but including for such plan year all of a participant's income deferral contributions under this Plan and all salary reductions made pursuant to an arrangement maintained by an Employer under
Section 125 of the Code during the plan year. A participant's earnings shall not include any of the following (to the extent applicable):

     (a)   Income from bonuses paid under stock purchase agreements;

     (b)   Employer contributions under this or any retirement plan;

     (c)   Amounts realized from the exercise of non-qualified stock options;
           and

     (d) Amounts realized from the sale, exchange or disposition of stock acquired under a qualified stock option.

For purposes of subsection 4.3, a participant's earnings for the 1996 plan year shall include earnings for the entire 1996 calendar year, and for the purposes of subsections 4.2 and 4.3 a participant's earnings for the 1997 plan year shall include amounts paid to the participant for the period beginning January 1, 1997, and ending immediately prior to the spin-off date by members of the CTFG, as determined in accordance with this subsection. In no event shall the amount of a participant's earnings taken into account for purposes of the Plan for any plan year exceed the dollar limitation in effect under Code Section 401(a)(17) (as that limitation is adjusted from time to time by the Secretary of the Treasury pursuant to Code Section 401(a)(17)). For plan years prior to January 1, 1997, in determining the earnings of a participant for a plan year, the rules of Section 414(q)(6) of the Code shall apply, except that in applying such rules, the term "family" shall include only the spouse of the participant and any lineal descendants of the participant who have not attained age 19 before the close of the plan year. If, as a result of the application of the provisions of the preceding sentence, the dollar limitation in effect under Code
Section 401(a)(17) (as adjusted) is exceeded, the adjusted limitation shall be prorated among the affected participant's family members in proportion to each affected member's earnings as determined under this subsection prior to the application of the dollar limitation in effect under Code Section 401(a)(17).

                                    SECTION 4

                             Employer Contributions


4.1. Employer Contributions of Income Deferral Contributions. Subject to the conditions and limitations of the Plan, each Employer will make a contribution under the Plan on behalf of each participant employed by the Employer of the amount of the participant's income deferral contributions. Income deferral contributions shall be paid to the Trustee in cash as soon as practicable (but not later than the 15th business day of the month following the month in which such contribution are withheld) after the end of the payroll period for which the reduction in earnings is made.

4.2. Employer Matching Contributions. Subject to the conditions and limitations of the Plan, each Employer will make a contribution to the Plan ("employer matching contributions") for each quarterly accounting period on behalf of each participant who makes income deferral contributions during that quarterly accounting period and is employed on the last day of that period or terminated employment with the Employers during such plan quarter under subsections 9.1(a),
(b), or (c). The "base matching contribution" shall be 100 percent (100%) of the participant's income deferral contribution, not to exceed one percent (1%) of his compensation; and the "excess matching contribution" shall be fifty percent (50%) of the participant's income deferral contribution in excess of one percent (1%) of his compensation, not to exceed six percent (6%) of his compensation. The Board of Directors of the Company may, in its discretion, prospectively increase, decrease or discontinue the employer matching contribution. Notwithstanding the foregoing, a participant who has elected to make income deferral contributions during a plan year shall receive an employer matching contribution for each quarterly accounting period during that plan year in which such participant is unable to make income deferral contributions due solely to the limitation contained in subsection 8.4, provided that (i) the participant has not discontinued his election to make income deferral contributions as of the last day of such quarterly accounting period, and (ii) the employer matching contribution allocated to such participant for the plan year shall not exceed the base matching contribution and excess matching contribution, as defined above, based on earnings for the plan year. Employer matching contributions for a quarterly accounting period shall be paid to the Trustee on the last day of such quarterly accounting period or as soon as practicable thereafter.

4.3. Employer Discretionary Contributions. Subject to the conditions and limitations of the Plan, the Company, in its sole discretion, may direct the Employers to make a discretionary contribution to the Plan for any plan year. Any such Employer discretionary contribution for a plan year shall be determined and allocated to participants in accordance with paragraph (a) or (b) below, as determined by the Company at or before the time the Company decides to direct the Employers to make an employer discretionary contribution for the plan year:

     (a) A discretionary matching contribution to be made for a plan year in such amount, if any, as shall be determined by the Company. Any discretionary matching contribution for a plan year shall be allocated on the basis of that portion of the participants' income deferral contributions for that plan year as shall be determined by the Company prior to the end of the plan year or within a reasonable period of time after the end of the plan year. Any discretionary matching contribution for a plan year shall be allocated only to participants who (i) made income deferral contributions during such plan year and (ii) either completed at least 1,000 hours of service in such plan year and are employed by the Employers on the last day of such plan year or terminated employment with the Employers during such plan year under paragraph 9.1(a), (b), or (c).

     (b) A discretionary contribution to be made for a plan year in such amount, if any, as determined by the Company prior to the end of the plan year or within a reasonable period of time after the end of the plan year. Any discretionary contribution for a plan year shall be allocated pro rata on the basis of participants' earnings for such plan year. Any discretionary contribution for a plan year shall be allocated only to participants who either (i) completed at least 1,000 hours of service in such plan year and are employed by the Employers on the last day of such plan year or (ii) terminated employment with the Employers during such plan year under paragraph 9.1(a), (b), or (c).

For purposes of this subsection, "hours of service" shall mean hours of service as described in subsection 2.1. Any employer discretionary contributions for a plan year shall be due on the last day of the plan year and, if not paid by the end of that plan year, shall be payable to the Trustee as soon as practicable thereafter, without interest, but not later than the time prescribed by law for filing the Company's Federal income tax return for such plan year, including extensions thereof.

4.4. Payment of Acquisition Loans; Employer Loan Contributions. For each quarterly accounting period during which an acquisition loan is outstanding, the Trustee shall use any contributions made for such quarterly accounting period pursuant to subsections 4.2 and 4.3 to make principal and interest payments then due on the acquisition loan or loans outstanding at the end of such quarterly accounting period. Each such payment by the Trustee will release shares of Company stock from the unreleased share account to the released share account of the Trust (such terms are defined in subsection 7.2). Company stock that is so released will be allocated to participants' ESOP stock accounts as provided in subsection 7.7.

         Subject to the conditions and limitations of the Plan, if, as of any regular accounting date, (a) an acquisition loan remains outstanding and (b) the contributions described above that are made for the quarterly accounting period, after taking into account the use of dividends and earnings in accordance with subsection 7.8(c), are insufficient to enable the Trustee to pay the principal and interest due under such acquisition loan for such quarterly accounting period, then the Employers shall make an additional "employer loan contribution" to the Trustee for that quarterly accounting period, in an aggregate amount equal to the amount of the insufficiency described herein. Any such employer loan contribution shall be allocated in the manner described in paragraph 4.3(a) or (b), as determined by the Company prior to the time such contribution is made to the Trustee, but considering only income deferral contributions or earnings for that plan year through the applicable regular accounting date. Any employer loan contribution under the Plan for any quarterly accounting period shall be paid to the Trustee in cash on the last day of the applicable quarterly accounting period or as soon as practicable after the end of such quarterly accounting period.

         If no acquisition loan is outstanding at the end of a quarterly accounting period, the Trustee shall invest the contributions made for such accounting period as directed by the Committee in accordance with Section 6 and the terms of the trust.

4.5. Individual Employer's Share of Employer Contributions; Limitations on Employers' Contributions. The Company shall determine each Employer's share of employer contributions to be made pursuant to subsections 4.2, 4.3 and 4.4. The certificate of an independent certified public accountant selected by the Company as to the correctness of any amounts or calculations relating to the employers' contributions under the Plan shall be conclusive on all persons. In no event will an Employer's share of the employers' contributions described in this Section 4 for any plan year cause the Employer's share of the employers' contributions for that plan year to exceed an amount equal to the maximum amount deductible on account thereof by that Employer for that year for purposes of Federal taxes on income.

4.6. Form of Payment of Employer Contributions. Subject to the conditions and limitations of the Plan, any employer matching contribution or employer discretionary contribution shall be made in the form of cash or shares of Company stock (as defined in subsection 5.1), as determined by the board of directors of the Company in its sole discretion prior to the end of the plan year or within a reasonable period of time after the end of the plan year. Any such matching contribution or employer discretionary contribution that is made in the form of cash, and designated as a cash contribution, shall be allocated to the participants' employer matching contribution account or employer discretionary contribution account, as applicable. Any such matching contribution and discretionary contribution that is made in the form of Company stock, or made in the form of cash and designated as a cash contribution to be invested in Company stock, shall be allocated to the participants' ESOP stock accounts or ESOP cash accounts to be invested in Company stock, as applicable. Any shares of Company stock contributed to the Plan as an employer matching contribution or employer discretionary contribution shall be valued at the fair market value thereof as of the date or dates on which the contribution is made.

                                    SECTION 5

                        Company Stock; Acquisition Loans


5.1. Company Stock. For purposes of the Plan, the term "Company stock" shall mean common stock issued by the Company that is readily tradable on an established securities market; provided, however, if the Company's common stock is not readily tradable on an established securities market, the term "Company stock" shall mean common stock issued by the Company having a combination of voting power and dividend rates equal to or in excess of (a) that class of common stock of the Company having the greatest voting power and (b) that class of common stock of the Company having the greatest dividend rights. Non-callable preferred stock shall be treated as Company stock for purposes of the Plan if such stock is convertible at any time into stock that is readily tradable on an established securities market (or, if applicable, that meets the requirements of (a) and (b) next above) and if such conversion is at a conversion price that, as of the date of the acquisition by the Plan, is reasonable. For purposes of the immediately preceding sentence, preferred stock shall be treated as non-callable if, after the call, there will be a reasonable opportunity for a conversion that meets the requirements of the immediately preceding sentence. Company stock shall be held under the Trust only if such stock satisfies the requirements of
Section 407(d)(5) of ERISA.

5.2. Acquisition Loans. An "acquisition loan" means the issuance of notes, a series of notes or other installment obligations incurred by the Trustee, in accordance with the trust, in connection with the purchase of Company stock. The term "financed shares" means shares of Company stock acquired by the Trustee with the proceeds of an acquisition loan. The terms of each acquisition loan shall meet the applicable requirements of Treasury Regulations Section 54.4975-7(b), including the requirements (a) that the loan bear a reasonable rate of interest, be for a definite period (rather than payable on demand), and be without recourse against the Plan and (b) that the only assets of the Plan that may be given as collateral are financed shares purchased with the proceeds of that loan or with the proceeds of a prior acquisition loan. The release of financed shares is described in subsection 7.6.

                                    SECTION 6

              Investment of Participant and Employer Contributions


6.1.     Investment Options.

         (a) The Committee may designate, in its sole discretion, one or more funds under the Trust for the investment of participants' account balances not otherwise invested in Company stock. The Committee, in its discretion, may from time to time designate or establish new investment funds or eliminate existing investment funds. The funds designated by the Committee for this purpose (including the CTFG stock fund, described below) shall be referred to herein as the "investment funds."

         (b) The Committee shall maintain a "CTFG stock fund" until December 15, 1998, which fund shall hold the participants' investments transferred to the Plan from the "Company Stock Fund" under the CTFG Profit Sharing Plan. The Committee shall maintain the CTFG stock fund solely for the purpose of permitting participants to hold their shares of CTFG stock and no future contributions or investment transfers may be made to the CTFG stock fund. On or before December 15, 1998, the participants will be required to redirect the investment of their CTFG stock fund into one or more of the other investment funds, in accordance with the procedures determined by the Committee.

         (c) Subject to the provisions of Section 19.2(g), the Committee shall have the authority to direct the investment of the assets held in the employer discretionary contribution account and the ESOP cash account.

         (d) The assets held in the Drovers transfer account shall be invested in a commingled fund of certificates of deposit issued by one or more of the Employers. Each such certificate of deposit will provide a rate of return equal to the greater of (1) nine and one-half percent (9-1/2%) per annum, or (2) the floating average of 18-month Treasury bill rates. The certificates of deposit mature on each participant's 65th birthday, at which time the assets are invested in the discretion of the Committee.

6.2. ESOP Stock Account Investments in Company Stock. On or prior to the spin-off date, the Trustee of the CTFG ESOP will transfer to the Plan from the CTFG ESOP shares of CTFG common stock, which will be held in the participants' ESOP stock accounts. On the spin-off date, the Trustee will have the right to exchange the shares of CTFG common stock held in the participants' ESOP stock accounts for shares of Company stock. (The shares of Company stock received by the Trustee in exchange for the shares of CTFG common stock on the spin-off date are referred to herein as the "Spin-Off Shares.")

         Employer contributions under subsections 4.2, 4.3, or 4.4, made on or after the spin-off date that are used to repay an acquisition loan shall be invested in Company stock through the release of financed shares and the crediting of such shares to participants' accounts (as described in subsections
7.6 and 7.7). If an acquisition loan is not outstanding, the Committee may direct the Trustee to invest the contributions made under subsections 4.2 and
4.3 in Company stock, in accordance with the provisions of subsection 4.6.

6.3. Participants' Investment Elections. Participants' investment elections with respect to the investment funds and Company stock shall be made as follows:

     (a) Participant contributions. Participants may elect to invest their existing account balances (other than their ESOP stock and cash accounts and employer discretionary accounts) and future income deferral contributions, rollover contributions, and loan repayments in one or more of the investment funds (other than the CTFG stock fund). Subject to the provisions of this subparagraph (a), the participant's investment elections in effect under the CTFG Profit Sharing will remain in effect under the Plan on and after the effective date until changed by the participant in accordance with the provisions of the Plan. Effective October 31, 1996, each participant's election to invest in the CTFG stock fund in effect on that date will be deemed to be an election under the Plan to invest in the Money Market Fund. Except as provided in subsection 6.4, participants shall not be entitled to transfer their account balances in their ESOP stock accounts to the investment funds. If no investment election is in effect with respect to a participant, the participant's contributions made pursuant to
         Section 3 and loan repayments will be invested in the investment fund that is designated by the Committee for that purpose.

     (b) Committee procedures; election method. Each investment election made by a participant pursuant to this subsection shall be made in accordance with rules established by the Committee and shall be effective as determined by the Committee. Each election made pursuant to this subsection shall be in such dollar or percentage increments as shall be determined by the Committee. As determined by the Committee, participants may make investment or transfer elections under this subsection by the following methods: (i) by filing written elections on forms furnished by the Committee, (ii) by telephone through the telephone system established for such purpose, or (iii) by such other method as may be designated by the Committee.

6.4. Diversification of Investments in Company Stock. Pursuant to rules established by the Committee, participants (including inactive participants) may elect to diversify portions of their ESOP stock accounts, subject to the following:

     (a) Each participant who has attained age 55 years and has at least ten years of participation in the Plan, including for such purposes, his years of participation in the CTFG ESOP, (a "qualified participant") may elect during each of the participant's qualified election periods (as defined in paragraph (c) below) to transfer to one or more of the investment funds up to twenty-five percent (fifty percent in the case of the participant's last qualified election period) of the qualified participant's ESOP stock account balance eligible for diversification (as described in paragraph (b) next below).

     (b) The portion of a qualified participant's ESOP stock account balance subject to diversification shall equal twenty-five percent (fifty percent in the case of the qualified participant's last qualified election period) of the total number of shares of Company stock allocated to the participant's ESOP stock account (including shares that the participant previously elected to diversify pursuant to this subsection), less the number of such shares previously diversified pursuant to the qualified participant's election under this subsection. In any one election, a qualified participant may diversify the entire remaining portion of his ESOP stock account balance eligible for diversification or a part of such diversifiable portion equal to any whole percentage of five percent or more of the applicable ESOP stock account balance.

     (c) For purposes of this subsection, a "qualified election period" means
         (i) the ninety-day period immediately following the last day of the first plan year in which the participant becomes a qualified participant and (ii) the ninety-day period immediately following the last day of each of the five plan years immediately following the first plan year in which the participant becomes a qualified participant. Any election made in accordance with the provisions of paragraph (a) next above with respect to any qualified election period shall be given effect as of the regular accounting date occurring ninety days after the end of that qualified election period.

     (d) The provisions of this subsection shall not apply to any participant if the value of the participant's ESOP stock balance (determined as of the regular accounting date immediately preceding the first day on which the participant would otherwise be entitled to make an election under this subsection) is $500 or less.

     (e) Any amounts transferred from Company stock to one or more of the investment funds under this subsection shall not be available for distribution in the form of Company stock (as otherwise allowed under subsection 12.3).

                                    SECTION 7

                                   Accounting


7.1. Participants' Accounts. The Committee shall maintain or cause to be maintained under the Plan the following accounts in the name of each participant (to the extent applicable):

     (a) Income deferral contribution account. An "income deferral contribution account" to reflect the participant's income deferral contributions made under the Plan, the participant's pre-tax contributions (if any) made under the CTFG Profit Sharing Plan or a predecessor plan (and earnings thereon) that have been transferred to this Plan, Benefit Credit Contributions made under the CTFG Profit Sharing Plan that have been transferred to this Plan, and the income, losses, appreciation, and depreciation attributable thereto (other than amounts invested in Company stock in accordance with Section 6). A participant shall be fully vested in his income deferral contribution account at all times.

     (b) Employer matching contribution account. An "employer matching contribution account" to reflect employer matching contributions made to the Plan on behalf of the participant (other than amounts invested in Company stock in accordance with Section 6) and the income, losses, appreciation, and depreciation attributable thereto. The employer matching contribution account shall be separated into: (i) the "vested employer matching contribution subaccount," which shall reflect the participant's base matching contributions, if any, and the base matching contributions and the excess matching contributions transferred from the CTFG Profit Sharing Plan, which shall become fully vested as of the spin-off date, and (ii) the "excess matching contribution subaccount," which shall reflect the participant's excess matching contributions, if any, made under this Plan.

     (c) Employer discretionary contribution account. An "employer discretionary contribution account" to reflect employer discretionary contributions made to the Plan on behalf of the participant (other than amounts invested in Company stock in accordance with Section 6) and the income, losses, appreciation and depreciation attributable thereto. The employer discretionary contribution account shall be separated into (i) the "vested employer discretionary contribution subaccount," which shall reflect the participant's employer base contributions transferred from the CTFG Profit Sharing Plan, if any, which shall be fully vested at all times, and employer excess contributions transferred from the CTFG Profit Sharing Plan, if any, which shall become fully vested as of the spin-off date, and (ii) the "employer discretionary contribution subaccount," which shall reflect the participant's employer discretionary contribution, if any, made under this Plan.

     (d) Supplemental contribution account. A "supplemental contribution account" to reflect the participant's supplemental contributions, if any, made under the CTFG Profit Sharing Plan prior to January 1, 1987. A participant shall be fully vested in his supplemental contribution account at all times.

         (e) Drovers transfer account. A "Drovers transfer account" to reflect the amount, if any, transferred from the Drovers Plan (as defined in the CTFG Profit Sharing Plan) on behalf of the electing participants. A participant shall be fully vested in his Drovers transfer account at all times.

         (f) Loan repayment account. A "loan repayment account" to reflect the amounts repaid by the participant under a loan to the participant from this Plan or a predecessor plan and the income, losses, appreciation, and depreciation attributable thereto.

         (g) Rollover account. A "rollover account" to reflect any rollover contributions credited to the participant's account and the income, losses, appreciation, and depreciation attributable thereto (other than amounts invested in Company stock in accordance with Section 6).

         (h) Vested transfer account. A "vested transfer account" to reflect the participant's vested transfer contributions, if any, and any income, losses, appreciation and depreciation attributable thereto. The term "vested transfer" means an amount directly transferred from the Trustee of another tax-qualified retirement plan to this Plan to be held for the benefit of a participant, except that the Committee will in no event accept such a transfer from a tax-qualified retirement plan to which section 401(a)(11)(B) of the Code is applicable.

         (i) ESOP stock account. An "ESOP stock account" to reflect shares of Company stock invested in accordance with Section 6 or transferred from the unreleased share account and allocated to the participant as a result of repayment of an acquisition loan and to reflect any employer contributions under subsections 4.2, 4.3, and 4.4 made in the form of Company stock. The ESOP Stock Account shall be separated into: (i) the "vested ESOP stock subaccount," which shall reflect the participant's account balances transferred from the CTFG ESOP, which shall be fully vested as of the spin-off date; and (ii) the "regular ESOP stock subaccount," which shall reflect the shares of Company stock transferred from the unreleased share account and any employer contributions under subsections 4.2,
                  4.3 and 4.4 made in the form of Company stock.

         (j) ESOP cash account. An "ESOP cash account" to reflect any amounts to be invested in Company stock pursuant to Section 6, employer cash contributions under subsection 4.4 and subsections 4.2 or 4.3 that are designated to be invested in Company stock in accordance with subsection 4.6, any cash dividends on Company stock allocated and credited to the participant's ESOP stock account (other than currently distributable dividends), and any income, losses, appreciation, or depreciation attributable thereto.

Each account described in paragraphs (a) through (h) above shall be divided into separate subaccounts reflecting the portions of such accounts that are invested in the investment funds described in subsection 6.1. In addition to the accounts described above, the Committee may maintain such other accounts and subaccounts in the names of participants or otherwise as the Committee may consider necessary or advisable. Except as expressly modified, all accounts and subaccounts maintained for a participant are referred to collectively as the participant's "accounts." The Committee may establish such nondiscriminatory rules and procedures relating to the maintenance, adjustment and liquidation of participants' accounts as the Committee may consider necessary or advisable.

7.2. Trust Accounts. The Committee shall maintain or cause to be maintained in the Trust the following fund accounts:

     (a) Unreleased share account. An "unreleased share account" to reflect the financed shares acquired by the Trustee with the proceeds of an acquisition loan prior to the transfer of such financed shares to the participants' ESOP stock accounts, any cash dividends attributable to such shares or transferred to the unreleased share account pursuant to subsection 7.6, and any temporary investment income attributable to such dividends.

     (b) Investment fund accounts. An "investment fund account" in the name of each investment fund to reflect the property held in such fund.

     (c) ESOP stock account and ESOP cash account. An "ESOP stock account" and an "ESOP cash account," as provided in subsection 7.1.

In addition to the unreleased share accounts and participants' accounts described in subsection 7.1, the Committee may maintain or cause to be maintained such other trust accounts and subaccounts as it considers advisable.

7.3. Accounting Dates; Accounting Periods; Quarterly Accounting Period. Each June 30 and December 31 is a "semi-annual accounting date." Participants' ESOP stock accounts and ESOP cash accounts (collectively "ESOP portion") shall be adjusted on semi-annual accounting dates. Each March 31, June 30, September 30, and December 31 is a "quarterly accounting date." Participants accounts that are not part of the ESOP portion of the Plan shall be adjusted on quarterly accounting dates. A "special accounting date" is any date designated as such by the Committee and a special accounting date occurring under subsection 18.3. The term "accounting date" includes a semi-annual accounting date, a quarterly accounting date, a special accounting date, and, with respect to investment funds adjusted more frequently than each quarterly accounting date, each date such an investment fund is adjusted. The term "regular accounting date" means the quarterly accounting dates. Any references to an "accounting period" ending on a regular accounting date shall mean the period since the next preceding regular accounting date. Any references to a "quarterly accounting period" ending on a quarterly accounting date shall mean the period since the next preceding quarterly accounting date.

7.4. Adjustment of Accounts in Investment Funds. Participants' accounts invested in the various investment funds shall be maintained on the basis of dollar values or units that may be converted to dollar values. Pursuant to rules established by the Committee and applied on a uniform and nondiscriminatory basis, participants' subaccounts in an investment fund will be adjusted not less frequently than each regular accounting date to reflect the adjusted net worth (as described below) of that fund as of such regular accounting date, including adjustments to reflect any distributions, contributions, income, losses, appreciation, or depreciation with respect to such subaccounts since the previous accounting date on which such subaccounts were adjusted, provided any income, losses, appreciation or depreciation shall be allocated after adjusting for distributions and before adjusting for contributions since the last accounting date. The "adjusted net worth" of an investment fund (other than a mutual fund) as at any accounting date means the then net worth of that fund (that is, the fair market value of the fund, less its liabilities other than liabilities to persons entitled to benefits under the Plan) as reported to the Trustee.

         Notwithstanding the foregoing, participants' subaccounts in an investment fund may be adjusted more frequently than each regular accounting date if such investment fund provides for more frequent adjustment of participants' subaccounts. In that case, participants' subaccounts in that investment fund will be adjusted at the times provided by the investment fund to reflect any distributions, contributions, income, losses, appreciation, or depreciation with respect to such subaccounts since the previous accounting date. It is anticipated the participants' subaccount balances in an investment fund composed only of a mutual fund will be adjusted as of the end of each quarter.

         As of each accounting date, each participant's income deferral contributions (if any) since the preceding accounting date (other than income deferral contributions that a participant elects to invest in Company stock after the date designated by the Company for such investments) shall be credited to the participant's income deferral contribution account. A participant's rollover contribution (if any) shall be credited to the participant's rollover account as of the accounting date coincident with or immediately following the date such rollover contribution is accepted by the Trustee. As of each accounting date, the amount of a participant's repayment on a participant loan for that accounting period will be credited to the participant's loan repayment account. Contributions so credited shall be further credited to separate subaccounts reflecting the participant's current election as to investment of his participant contributions in one or more of the investment funds described in subsection 6.1.

7.5. Crediting of Shares Related to the Spin-Off. On the spin-off date, the shares of CTFG common stock held in the participants' ESOP stock accounts that are exchanged for shares of Company stock in accordance with the first paragraph of subsection 6.2 shall be credited to participant's ESOP stock accounts as of the December 31, 1996 accounting date.

7.6. Transfer of Shares From Unreleased Share Account to Participants' ESOP Stock Accounts. At the direction of the Committee, the Trustee shall use the following to repay an acquisition loan:

     (a) Employer contributions under subsections 4.2, 4.3 and 4.4 made on or after the spin-off date and any investment income attributable to such contributions; and
     (b) Cash dividends paid on shares of Company stock, as provided in subsections 7.7 and 7.8, and any investment income attributable to such dividends.

The repayment of a acquisition loan shall cause a transfer of shares of Company stock from the unreleased share account to the participants' ESOP stock accounts in accordance with subsections 7.7 and 7.8 of each applicable accounting date. The number of shares to be transferred shall be determined by multiplying the number of shares in the unreleased share account by a fraction, the numerator of which is the principal and interest payments during the applicable accounting period and the denominator of which is the sum of the numerator plus the total projected principal and interest payments during the remainder of the term of the acquisition loan. If the requirements of Treasury Regulations Section 54.4975-7(b)(8)(ii) are satisfied, the phrase "principal and interest" in the preceding sentence shall be replaced by the word "principal."

7.7. Adjustment of ESOP Cash and Stock Accounts. Participants' ESOP cash accounts and ESOP stock accounts shall be adjusted as follows:

     (a) Repayments of acquisition loans and purchase of Company stock. (i) For each quarterly accounting period, employer cash contributions under subsections 4.2, 4.3 and 4.4 that are used to repay an acquisition loan and release shares of Company stock from the unreleased share account in accordance with subsection 7.6 shall be credited as of the applicable accounting date to the participants' ESOP stock accounts in accordance with the provisions of subsection 4.2 or 4.3, as applicable;
         (ii) For each quarterly accounting period, employer cash contribution under subsections 4.2 and 4.3 that are designated to be invested in shares of Company stock shall be credited as of the applicable accounting date to the participants' ESOP cash accounts in accordance with the provisions of subsection 4.2 or 4.3, as applicable. Upon the purchase of Company stock with such cash, an appropriate number of shares of Company stock shall be credited to the participants' ESOP stock accounts, and the participants' ESOP cash accounts shall be charged by the amount of the cash used to buy such Company stock.

     (b) Dividends. (i) Subject to the provisions of subsection 7.8, cash dividends on shares of Company stock in the unreleased stock account shall be used to repay the outstanding acquisition loan and the released shares shall be credited to the participants' ESOP stock accounts in accordance with the provisions of subsection 4.2 or 4.3, as determined by the Company in its sole discretion. (ii) Subject to the provisions of subsection 7.8, the Committee shall credit to the participants' ESOP cash accounts any cash dividends paid to the Trustee on shares of Company stock held in the participants' ESOP stock accounts as of the record date. Such cash dividends credited to the participants' ESOP cash accounts shall be applied as soon as practicable first to the repayment of any amount due during or prior to that accounting period on an acquisition loan. If no amount is due on an acquisition loan, such cash dividends may, as determined in the discretion of the Committee, be used to either prepay any acquisition loan, purchase shares of Company stock, or be paid to the participants as described in paragraph 7.8(b). The Committee shall credit an appropriate number of shares of Company stock to the ESOP stock account of such participant, and the participant's ESOP cash account shall then be charged by the amount of cash used to repay an acquisition loan or used to purchase such Company stock for the participant's ESOP stock account or as applicable.

     (c) Employer contributions in shares of Company stock. For any quarterly accounting period in which the employer contributions under subsection
         4.2 or 4.3 is made in
         the form of shares of Company stock, such stock shall be credited to the participants' ESOP stock accounts as of the applicable accounting date, in accordance with the provisions of subsection 4.2 or 4.3, as applicable.

     (d) Appreciation, depreciation, etc. As of each accounting date, before the allocation of any employer contributions under subsections 4.2, 4.3, or
         4.4 made in cash, any appreciation, depreciation, income, gains or losses in the fair market value of the participants' ESOP cash accounts shall be allocated among and credited to the ESOP cash accounts of participants, pro rata, according to the balance of each ESOP cash account as of the immediately preceding accounting date, reduced in each case by the amount of any charge to such ESOP cash account since the next preceding accounting date. Any gain or loss realized by the Trustee on the sale of Company stock will be allocated to the ESOP cash accounts of participants, pro rata, according to the balance of participants' ESOP stock accounts, as of the next preceding accounting date.

7.8. Dividends on Company Stock. The following shall apply with respect to dividends on Company stock:

     (a) Dividends credited to ESOP cash accounts. Any cash dividends paid with respect to shares of Company stock allocated to participants' ESOP stock accounts or held in the unreleased share account may, as determined by the Committee, be allocated among and credited to participants' ESOP cash accounts in accordance with paragraph 7.7(b).

     (b) Dividends paid to participants. Any cash dividends paid with respect to shares of Company stock allocated to participants' ESOP stock accounts may, as determined by the Committee, be either paid by the Company directly in cash to participants on a non-discriminatory basis or paid to the Trustee and distributed by the Trustee to the participants no later than ninety days after the end of the plan year in which paid to the Trustee.

     (c) Dividends used to repay acquisition loan. To the extent permitted by applicable law, any cash dividends paid with respect to shares of Company stock allocated to participants' ESOP stock accounts or held in the unreleased share account may (as required by applicable acquisition loan documentation or, if not so required, as determined in the sole discretion of the Committee) be used to repay the principal balance of an outstanding acquisition loan or interest thereon in whole or in part, or to purchase additional shares of Company stock as provided in paragraph 7.7(b). Financed shares released from the unreleased stock account by reason of dividends paid with respect to such Company stock shall be allocated to participants' ESOP stock accounts as follows:

         (i) First, financed shares with a fair market value at least equal to the dividends paid with respect to the Company stock allocated to participants' ESOP stock accounts shall be allocated among and credited to the ESOP stock accounts of such participants, pro rata, according to the number of shares of Company stock held in such accounts on the dividend declaration date; and

         (ii) Next, any remaining financed shares released from the unreleased share account shall be allocated among and credited to the ESOP stock accounts of all participants, pro rata, according to each participant's earnings.

7.9. Temporary Investment of Cash in Trust. At the direction of the Committee, cash held in the unreleased share account or participants' ESOP cash accounts under the Trust will be invested by the Trustee, to the extent practicable, in short term securities or cash equivalents having ready marketability or as otherwise provided in the trust agreement. Temporary investment income resulting from such investments shall be credited to the account to which it pertains. The term "temporary investment income" means income resulting from the temporary investment of, income deferral contributions, employer contributions, cash dividends and any other amounts.

7.10. Fair Market Value of Company Stock. For purposes of the Plan and trust, the fair market value of Company stock shall be determined, at least once each plan year, by an independent appraiser, as defined in Section 401(a)(28) of the Code, in accordance with the terms of the Trust and the provisions of Section 3(18) of ERISA; provided, however, that the Spin-Off Shares, as defined in subsection 6.2, shall be valued in accordance with the methodology used by the independent appraiser to value the Spin-Off Shares for the purpose of the exchange including the application of the enterprise value of the Company.

7.11. Stock Dividends, Stock Splits and Capital Reorganizations Affecting ESOP Shares. Shares of Company stock received by the Trustee that are attributable to stock dividends, stock splits or to any reorganization or recapitalization of the Company shall be credited to the unreleased share account, if attributable to shares held in that account, or shall be credited to the released share account (including participants' ESOP stock accounts) if attributable to shares held in the released share account, so that the interests of participants immediately after any such stock dividend, split, reorganization or recapitalization are the same as such interests immediately before such event.

7.12. ESOP Share Records. The Committee shall maintain or cause to be maintained records as to the number and cost of shares of Company stock acquired or transferred by or within the Trust in accordance with the applicable provisions of this Section 7.

7.13. Statement of Accounts. The Committee will provide each participant with a statement reflecting the balances in the participant's accounts under the Plan at such times as are established by the Committee. No participant, except a person authorized by the Company or the Committee, shall have the right to inspect the records reflecting the accounts of any other participant.

7.14. Multiple Acquisition Loans. If more than one acquisition loan to the Trustee becomes outstanding at any time, the foregoing provisions of this
Section 7 and other provisions of the Plan shall be modified by the Committee to the extent it deems necessary or appropriate to reflect such additional acquisition loan or loans.

                                    SECTION 8

                      Contribution and Benefit Limitations


8.1. Contribution Limitations. For each limitation year, the "annual addition" (as defined below) to a participant's accounts shall not exceed the lesser of $30,000 (or, if greater, 1/4 of the dollar limitation in effect under Section 415(b)(1)(A) of the Code for that limitation year) or twenty-five percent of the participant's compensation (as defined in Treasury Regulations Section 1.415-2(d)) during that limitation year. Effective January 1, 1998, for purposes of this subsection, the term "compensation" shall include any elective deferrals (as defined in Code Section 402(g)(3)) made by the participant and any amount which is contributed or deferred by the Employer at the election of the participant and which is not includible in the gross income of the participant by reason of Code Section 125. Reference herein to a "limitation year" means the plan year (or, with respect to the 1996 plan year, the period commencing on January 1, 1996 and ending on December 31, 1996). The term "annual addition" for any limitation year means the sum of the participant contributions (other than rollover contributions) under Section 3, employer contributions under subsections 4.2, 4.3, and 4.4, corrective deferral contributions described in subsection 8.5, and corrective matching contributions described in subsection
8.6 that are credited to a participant's accounts for that limitation year. As determined by the Committee on a uniform basis for all participants for a limitation year, each participant's annual addition for a limitation year shall be calculated either (i) on the amount of contributions credited to the participant's accounts and not on the basis of the fair market value of Company stock or other property credited to the participant's accounts by reason of such contributions or (ii) on the amount of contributions credited to the participant's accounts with respect to amounts invested in the investment funds and on the basis of the fair market value of Company stock credited to the participant's accounts with respect to contributions invested or to be invested in Company stock. If it is anticipated that a participant's annual addition may exceed the limitations of this subsection, the Committee shall reduce a participant's annual addition to the extent necessary in accordance with the following:

         (a) First, reduce the participant's income deferral contributions in excess of the percentage matched by the Employer pursuant to subsection 4.2 to the extent necessary to meet the above limitations. The Committee may suspend a participant's income deferral contributions for the limitation year or direct the Trustee to distribute to the participant the amount of income deferral contributions that cannot be allocated to the participant's income deferral contribution account for the limitation year. If any income deferral contributions are distributed to the participant, such distribution shall include any earnings attributable to such income deferral contributions.

         (b) Next, reduce, in proportion, the income deferral contributions made by the participant that are matched by the Employer pursuant to subsection 4.2 and the employer matching contributions attributable to such income deferral contributions. The Committee may suspend a participant's income deferral contributions for the limitation year or direct the Trustee to distribute to the participant the amount of income deferral contributions that cannot be allocated to the participant's income deferral contribution account for the limitation year. If any income deferral contributions are distributed to the participant, such distribution shall include any earnings attributable to such income deferral contributions. The amount of employer matching contributions that cannot be allocated to the participant's accounts shall be applied to reduce employer matching or discretionary contributions in succeeding limitation years in order of time.

     (c) Finally, in accordance with procedures established by the Committee, reduce such participant's share for that limitation year of the employer matching contributions, employer discretionary contributions, employer loan contributions, corrective deferral contributions, or corrective matching contributions to the extent necessary to meet the above limitations. The amount of any employer contributions that cannot be allocated to a participant's accounts shall be applied to reduce employer matching or discretionary contributions in succeeding limitation years in order of time.

8.2. Combined Contribution Limitations. If a participant in this Plan also is a participant in a defined benefit plan maintained by an Employer or a Controlled Group Member, the aggregate benefits payable to, or on account of, the participant under both plans will be determined in a manner consistent with
Section 415 of the Code and Section 1106 of the Tax Reform Act of 1986. Accordingly, there will be determined with respect to the participant a defined contribution plan fraction and a defined benefit plan fraction in accordance with such Sections 415 and 1106. The benefits provided for the participant under this Plan and the defined benefit plan will be adjusted to the extent necessary so that the sum of such fractions determined with respect to the participant does not exceed 1.0. Effective January 1, 2000, this subsection 8.2 will have no effect.

8.3. Combining of Plans. In applying the limitations set forth in subsections
8.1 and 8.2, reference to this Plan shall mean this Plan and all other defined contribution plans (whether or not terminated) ever maintained by the Employers and the Controlled Group Members, and reference to a defined benefit plan maintained by an Employer shall include all defined benefit plans (whether or not terminated) ever maintained by the Employers and the Controlled Group Members. It is intended that in complying with the requirements of subsections
8.1 and 8.2, a participant's benefits under this Plan shall be limited after the participant's benefits under any other defined contribution plan maintained by the Employers are limited and after the participant's benefits under any defined benefit plan maintained by the Employers are limited, unless such other plan provides otherwise.

8.4. Dollar Limitation on Income Deferral Contributions. In no event shall the participant's income deferral contributions for any calendar year exceed $9,500 (or such greater amount as the Secretary of the Treasury shall specify from time to time pursuant to Code Section 402(g)(5)). As of each December 31, the Committee shall determine the total income deferral contributions made by each participant during the calendar year ending on that December 31. In the event that such total for a participant exceeds the amount specified pursuant to Code
Section 402(g)(5), such excess income deferral contributions ("excess deferrals") (and any income thereon determined in accordance with subsection 8.9) shall be paid to the participant by the following April 15.

8.5. Percentage Limitation on Income Deferral Contributions. In no event shall the average deferral percentage (as defined below) of the highly compensated participants (as defined in subsection 8.7) for any plan year exceed the greater of:

     (a) the average deferral percentage of all other eligible employees for the preceding plan year multiplied by 1.25; or

     (b) the average deferral percentage of all other eligible employees for the preceding plan year multiplied by 2.0; provided that the average deferral percentage of the highly compensated participants does not exceed that of all other eligible employees by more than two percentage points.

The "average deferral percentage" of a group of eligible employees for a plan year means the average of the ratios (determined separately for each eligible employee in such group) of A to B where A equals the sum of the income deferral contributions actually paid to the Trust on behalf of such eligible employee for such plan year, and B equals the eligible employee's testing compensation (as described below) received by the employee for the portion of such plan year during which the employee participated in the Plan or was eligible to participate in the Plan. For purposes of this subsection, the Committee shall determine the testing compensation of each and every eligible employee for a plan year under any definition of compensation that satisfies the requirements of Section 414(s) of the Code and the regulations thereunder. The Committee shall determine whether the foregoing limitation will be satisfied and, to the extent necessary to ensure compliance with such limitation, shall reduce the income deferral contributions of highly compensated participants. If for a plan year the income deferral contributions made on behalf of highly compensated participants exceed the foregoing limitation ("excess income deferral contributions"), such excess income deferral contributions shall be corrected by using one or both of the following measures:

     (c) The Company may, in its sole discretion, direct the Employers to make contributions on behalf of participants who are not highly compensated participants in such an amount as will satisfy the foregoing limitation ("corrective deferral contributions"). The corrective deferral contributions, if any, made by the Employers pursuant to this paragraph shall be allocated to all participants (i) who are not highly compensated participants for such plan year, (ii) made income deferral contributions during such plan year, and (iii) either completed at least 1,000 hours of service in such plan year and are employed by the Employers on the last day of such plan year or terminated employment with the Employers during such plan year under paragraph -- 9.1(a),
         (b), or (c). The Employers' corrective deferral contributions for a plan year shall be allocated to eligible participants in proportion to such participants' income deferral contributions for the plan year. Any corrective deferral contributions shall be credited to eligible participants' income deferral contribution accounts and invested in accordance with each such participant's election in effect for the participant's income deferral contributions.

     (d) Excess income deferral contributions (and any income thereon determined in accordance with subsection 8.9) will be refunded to the highly compensated participants (in the order of their average deferral amount, beginning with the highest amount) to the extent necessary to meet such limitation, generally within two and one-half months after the end of that plan year but in no event later than the last day of the first plan year beginning after that plan year. Employer matching contributions attributable to excess income deferral contributions distributed to a highly compensated participant will be forfeited. Employer matching contributions forfeited under this subparagraph will be reallocated to eligible participants described in subparagraphs
         (c)(i), (ii) and (iii) above, in proportion to their income deferral contributions for the plan year.

8.6. Percentage Limitation on Employer Matching Contributions. In no event shall the contribution percentage (as defined below) of the highly compensated participants (as defined in subsection 8.7) for any plan year exceed the greater of:

     (a) the contribution percentage of all other eligible employees for the preceding plan year multiplied by 1.25; or

     (b) the contribution percentage of all other eligible employees for the preceding plan year multiplied by 2.0; provided that the contribution percentage of the highly compensated participants does not exceed that of all other eligible employees by more than 2 percentage points.

The "contribution percentage" of a group of eligible employees for a plan year means the average of the ratios (determined separately for each eligible employee in such group) of A to B where A equals the employer matching contributions (including discretionary matching contributions allocated under paragraph 4.3(a)) made on behalf of such eligible employee for such plan year, and B equals the eligible employee's testing compensation (as described below) received by the employee for the portion of such plan year during which the employee participated in the Plan or was eligible to participate in the Plan. For purposes of this subsection, the Committee shall determine the testing compensation of each and every eligible employee for a plan year under any definition of compensation that satisfies the requirements of Section 414(s) of the Code and the regulations thereunder. If for a plan year the employer matching contributions made by or on behalf of highly compensated participants exceed the foregoing limitation ("excess aggregate contributions"), such excess aggregate contributions shall be corrected by using one or both of the following measures:

     (c) The Company may, in its sole discretion, direct the Employers to make contributions on behalf of participants who are not highly compensated participants in such an amount as will satisfy the foregoing limitation ("corrective matching contributions"). The corrective matching contributions, if any, made by the Employers pursuant to this paragraph shall be allocated to all participants who meet the requirements described in subparagraphs 8.5(c)(i), (ii), and (iii) for the plan year, in proportion to such participants' income deferral contributions for the plan year. Any corrective matching contributions shall be credited to participants' accounts and invested in accordance with the provisions of Section 6 relating to employer matching contributions. Notwithstanding subsection
         11.2 to the contrary, any corrective matching contributions allocated to a participant's accounts will be fully vested and nonforfeitable at all times.

     (d) The Committee may direct that such excess aggregate contributions, and any income thereon determined in accordance with subsection 8.9, be distributed to the highly compensated participants to the extent vested (in the order of their contribution amounts beginning with the highest amounts), or if not vested shall be forfeited, to the extent necessary to meet the limitation of this subsection. (Forfeitures under this subparagraph will be reallocated to eligible participants described in subparagraphs 8.5(c)(i), (ii) and (iii), in proportion to their income deferral contributions for the plan year.) If excess aggregate contributions made by or on behalf of a highly compensated participant (and any income thereon determined in accordance with subsection 8.9) are to be distributed to the participant, such distribution generally will be made within two and one-half months after the end of that plan year but in no event later than the last day of the first plan year beginning after that plan year.

8.7. Highly Compensated Participant. A "highly compensated participant" means an eligible employee who is a "highly compensated participant" as defined in
Section 414(q) of the Code. A highly compensated participant shall be any eligible employee who during the applicable plan year:

     (a) was a 5 percent owner of an Employer or a Controlled Group Member;

     (b) received compensation from an Employer or a Controlled Group Member of more than $75,000 (or such greater amount as may be determined by the Commissioner of Internal Revenue);

     (c) received compensation from an Employer or a Controlled Group Member of more than $50,000 (or such greater amount as may be determined by the Commissioner of Internal Revenue) and was in the top-paid twenty percent of employees; or

     (d) was an officer of an Employer or a Controlled Group Member (or both) receiving compensation greater than fifty percent of the limitation in effect under Section 415(b)(1)(A) of the Code; provided, that for purposes of this paragraph, no more than fifty employees of the Employers and the Controlled Group Members (or, if lesser, the greater of three employees or ten percent of employees) shall be treated as officers.

Effective January 1, 1997, the term "highly compensated employee" means any employee defined in Code Section 414(q), which includes any employee who:

     (a) was at any time a 5% owner (as defined in Section 416(i) of the Code) of any Employer or any Controlled Group Member during the year or the preceding year, or;

     (b) for the preceding year:

         (i) received compensation from an Employer or any Controlled Group Member in excess of $80,000, and

         (ii) if the Company elects, was in the top-paid group of employees for such preceding year.

For purposes of this subsection, an employee's compensation for a plan year shall be the employee's compensation for such plan year for services rendered to the Employers and the Controlled Group Members as reported on the employee's Federal wage and tax statement (Form W-2), but including the employee's elective deferral contributions made pursuant to Sections 125 and 401(k) of the Code (including income deferral contributions made under this Plan). For purposes of paragraph (c) next above, the term "top-paid twenty percent of employees" means the top-paid twenty percent of the employees of the Employers and the Controlled Group Members, exclusive of (i) employees who have not completed six months of service with the Employers or the Controlled Group Members, (ii) employees who normally work less than seventeen and one-half hours per week, (iii) employees who normally work not more than six months during any plan year, (iv) employees who have not attained age twenty-one years, (v) except to the extent provided in applicable Treasury Regulations, employees who are included in a unit of employees covered by an agreement that the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and an Employer, and (vi) employees who are nonresident aliens and who receive no earned income (within the meaning of Section 911(d)(2) of the Code) from the Employers that constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Code). A former employee shall be treated as a highly compensated participant if such employee was a highly compensated participant when such employee separated from service or such employee was a highly compensated participant at any time after attaining age 55 years.

Prior to January 1, 1997, for purposes of this subsection, if any eligible employee is a member of the family of a five percent owner of an Employer or a highly compensated participant who is in the group consisting of the ten highly compensated participants of an Employer paid the greatest compensation during the calendar year, such individual shall not be considered a separate employee and any compensation of such individual shall be treated as if it were paid to the five percent owner or the highly compensated participant. The term "family" shall mean with respect to any employee, such employee's spouse and lineal ascendants and descendants and the spouses of such lineal ascendants and descendants.

8.8. Multiple Use of Alternative Limitations. Multiple use of the alternative limitations described in paragraph 8.5(b) and paragraph 8.6(b) shall be tested in accordance with Treasury Regulations Section 1.401(m)-2. If multiple use occurs for any plan year, such multiple use will be corrected in the manner described in Treasury Regulations Section 1.401(m)-1(e).

8.9. Calculating Income Allocable to Excess Deferrals, Excess Aggregate Contributions, and Excess Income Deferral Contributions. The income allocable to a distribution to a participant of excess deferrals, excess income deferral contributions, or excess aggregate contributions (as required under subsection 8.4, 8.5, 8.6, or 8.8, respectively) shall be determined as follows:

         (a) Income for the plan year. The income allocable to a participant's excess deferrals, excess income deferral contributions, or excess aggregate contributions, as the case may be, for the plan year in which such excess amount arose shall be determined by multiplying the income allocable for that plan year to the participant's income deferral contribution account or employer matching contribution account, as applicable, by a fraction. The numerator of the fraction is the excess amount to be distributed. The denominator of the fraction is the total balance in the applicable account of the participant, as determined as of the end of that plan year, to which such excess amount was credited. Such account balance shall be reduced by the gain and increased by the loss allocable to such account balance for that plan year.

         (b) Income for the gap period. No income will be allocated to any excess deferrals, excess income deferral contributions, or excess aggregate contributions to be distributed to a participant for the period between the end of the plan year in which such excess amount arose and the date of distribution of such excess amount.

8.10.    Special Testing Rules.

         (a) Family aggregation. For the period prior to January 1, 1997, for purposes of nondiscrimination testing under subsections 8.5 and 8.6, as well as for purposes of required correction of excess amounts determined as a result of such testing, family members (as defined in subsection 8.7) of a highly compensated participant who is either a five percent owner of an Employer or a Controlled Group Member or one of the ten most highly compensated participants of the Employers and the Controlled Group Members for any plan year shall not be treated as separate participants. Such family members, together with such highly compensated participant, shall be considered a "family group" and shall be treated as follows:

             (i) Family group ratio. For purposes of determining deferral ratios under subsection 8.5 and contribution ratios under subsection 8.6, the family group shall be treated as a single highly compensated participant having a ratio for a plan year equal to the greater of: (A) the ratio determined for all members of the family group who are highly compensated participants and (B) the ratio determined for all members of the family group.

             (ii) Correction of excess amounts attributable to a family group.
                  For purposes of correcting excess amounts determined under subsections 8.5 and 8.6, if a family group has excess income deferral contributions or excess aggregate contributions, the excess income deferral contributions or excess aggregate contributions resulting from the required reduction in the ratio of the family group shall be allocated among all members of the family group in proportion to their income deferral contributions or their employer matching contributions, whichever are applicable.

         (b) Disaggregation of Plan. For purposes of subsections 8.5, 8.6, and 8.8, the Plan shall be disaggregated in accordance with Treasury Regulations Section 1.410(b)-7(c)(2).

                                    SECTION 9

                             Period of Participation


9.1. Settlement Date. A participant's "settlement date" will be the date on which his employment with the Employers and the related companies is terminated because of the first to occur of the following events:

     (a) Normal Retirement. The participant retires or is retired from the employ of the Employers and the related companies on or after the date on which he attains age 65 years.

     (b) Disability Retirement. The participant is retired on account of permanent disability when the Company determines, based upon an independent doctor's examination and certificate, that a participant is under such physical or mental disability that he is no longer capable of rendering satisfactory service to the Company. This determination will be made in a nondiscriminatory manner to all participants.

     (c) Death. The participant's death.

     (d) Resignation or Dismissal. The participant resigns or is dismissed from the employ of the Employers and the related companies before retirement in accordance with paragraph (a) or (b) next above.

If a participant is transferred from employment with an Employer to employment with a Controlled Group Member that is not an Employer, then for purposes of determining when the participant's settlement date occurs under this subsection, the participant's employment with such Controlled Group Member (or any Controlled Group Member to which the participant is subsequently transferred) shall be considered as employment with the Employers.

9.2. Restricted Participation. If (i) a participant's settlement date has occurred but full payment of all of the participant's account balances has not yet been made, or (ii) a participant transfers to a Controlled Group Member that is not an Employer under the Plan, the participant or the participant's beneficiary will be treated as a participant for purposes of the Plan, except as follows:

     (a) The participant (or beneficiary) may not make any income deferral contributions or rollover contributions and may not share in any Employer contributions, except as specifically provided in subsections 4.2, 4.3, 8.5, and 8.6.
     (b) The participant's beneficiary cannot designate a beneficiary under subsection 12.7 and may not obtain a loan under subsection 10.3.

If a participant subsequently again satisfies the requirements for participation in the Plan, the participant will become an active participant in the Plan on the date the participant satisfies such requirements.

                                   SECTION 10

                  In-Service Withdrawals and Participant Loans


10.1. Hardship Withdrawals. Subject to the limitations set forth below, a participant whose settlement date has not occurred may request a hardship withdrawal from the participant's income deferral contribution account by filing a written request with the Committee to make such a withdrawal. A participant's request for a hardship withdrawal must include such evidence as may be deemed necessary by the Committee. Such request shall be filed with the Committee at such time and in such manner as the Committee may determine. A hardship withdrawal made under this subsection shall be subject to the following terms and conditions:

     (a) A participant may withdraw all or any portion of the income deferral contributions (including any pre-tax contributions under a predecessor plan) credited to the participant's income deferral contribution account (but not any earnings thereon that were credited after December 31, 1988, to the participant's account under the Plan or under a predecessor plan).

     (b) A hardship withdrawal may be made only on account of one of the following immediate and heavy financial needs of a participant:

         (i) Payment of unreimbursed medical expenses described in Section 213(d) of the Code previously incurred by the participant, the participant's spouse, or any dependents of the participant (as defined in Section 152 of the Code) or payment of unreimbursed expenses necessary for these persons to obtain medical care described in Section 213(d);

         (ii) Purchase (excluding mortgage payments) of the principal residence of the participant;

         (iii) Payment of post-secondary tuition expenses and room and board expenses for the participant, the participant's spouse, or the participant's dependents;

         (iv) Prevention of the eviction of the participant from the participant's principal residence or prevention of the foreclosure on the mortgage on the participant's principal residence;

   (c) A hardship withdrawal shall not be in excess of the amount necessary to satisfy the immediate and heavy financial need of the participant. In accordance with such rules and procedures as the Committee may establish, the amount of a hardship withdrawal may include the amount necessary to pay any Federal, state, or local income taxes or penalties reasonably anticipated to result from the withdrawal. A hardship withdrawal will not be permitted if the participant's immediate and heavy financial need could be satisfied from other sources reasonably available to the participant.

     (d) If (i) a participant elects to withdraw an amount pursuant to this subsection and (ii) the participant's income deferral contribution account is invested in more than one investment fund, the amount to be withdrawn shall be withdrawn from the investment funds in the order determined by the Committee for withdrawals from the Plan.

     (e) If a participant elects to withdraw an amount pursuant to this subsection, his ability to make income deferral contributions will be suspended for a period of 12 months following the date of the withdrawal.

The Committee may rely on a participant's written representation as to the satisfaction of the requirements of paragraphs (b) and (c).

10.2. In-Service Withdrawal. A participant who has attained age 65 may receive a distribution of all or a portion (in increments of 10 percent) from vested amounts credited to the participant's accounts (other than the participant's ESOP stock account and ESOP cash account) by filing a request in writing with the Committee in accordance with procedures established by the Committee, in its sole discretion. A request for withdrawal shall be effective as of the accounting date coincident with or next following the date the request is delivered to the Committee and the distribution shall be made as soon as practical thereafter. A participant shall be limited to two (2) in-service withdrawals in any twelve month period.

10.3. Loans to Participants. Although the primary purpose of the Plan is to allow participants to accumulate funds for retirement, it is recognized that under some circumstances it would be in the best interest of participants to permit loans to be made to them from certain of their accounts under the Plan. Accordingly, the Committee may (pursuant to such nondiscriminatory rules as the Committee may from time to time establish and uniformly apply, which rules are hereby incorporated into and made a part of the Plan), approve a loan to a participant, subject to the following:

     (a) Terms and conditions of loans. All loans shall be subject to the following terms and conditions:

         (i) A loan will be made to a participant only for the purposes described in paragraph 10.1(b). A participant shall provide the Committee with such evidence as the Committee may require to determine the loan is for such purpose. Each request for a loan must be made on a form furnished by the Committee and filed with the Committee at such time and in such manner as the Committee may determine. The spouse of a participant must consent to a loan if required under Treasury Regulations 1.401(a)-20 with respect to amounts transferred to this Plan from a predecessor plan.

         (ii) A loan may not be made to a participant after the participant's settlement date or after the participant transfers employment to a Controlled Group Member. If a participant's settlement date or transfer to a Controlled Group Member should occur after the participant has requested a loan but before the loan is actually made to the participant, the participant's request for a loan automatically will be cancelled.

         (iii) Each loan shall be evidenced by a note in a form furnished by the Committee and shall bear interest at the rate that is in effect on the date of the loan. The interest rate for loans shall be determined by the Committee no less frequently than quarterly based on appropriate factors in accordance with Department of Labor regulations.

         (iv) Each participant may have no more than one loan outstanding at any time.

         (v) Each loan to a participant shall be secured by a pledge of a portion of the participant's vested account balances under the Plan. As of the effective date of a loan, no more than fifty percent of the participant's vested account balances (other than ESOP account balances) may be pledged as security for that loan.

         (vi) The making of a loan shall be deemed to be consent by the participant to charging the participant's accounts if any portion of the loan (and any accrued interest thereon) has not been paid as of the participant's settlement date or such earlier date after the participant's loan is suspended under paragraph (e) next below as provided under rules established by the Committee pursuant to that paragraph.

         (vii) Loan repayments will be suspended under the Plan as permitted under Code Section 414(u)(4).

     (b) Amount of loans. The principal amount of any loan (when added to the outstanding balance of any prior loans) made to a participant shall not exceed the lesser of (i) or (ii) below:

         (i)     $50,000, reduced by the excess (if any) of:

                 (A) the highest outstanding balance of all loans under the Plan during the one-year period ending immediately preceding the date of the loan, over

                 (B) the outstanding balance on the date of the loan of all loans under the Plan.

         (ii) Fifty percent of the amount of the participant's vested account balances under the Plan (other than the ESOP account balances) as of the date of the loan.

         The principal amount of any loan made to a participant shall not be less than $1,000.

     (c) Sources for loans. A loan to a participant shall be made solely from vested amounts credited to the participant's accounts (other than the participant's ESOP stock account and ESOP cash account). A loan granted under this subsection to a participant shall be made by liquidating and converting to cash the participant's accounts (and the participant's interest in the investment funds) in the order specified by the Committee for loans to participants.

     (d) Repayment of loans. Each loan shall specify a payment period of from one to five years. Payments must be made by payroll deduction, except that a participant on an authorized paid leave of absence may make loan payments by check. Loan payments made by a participant who is not actively at work due to a leave of absence or a disability may be suspended during the period the participant is not actively at work but for a period not to exceed one year. Suspension of payments will not be permitted if the participant is collecting disability payments or other payments from an Employer and these payments exceed the amount of the loan payments scheduled during the participant's leave of absence or disability. As repayments are made with respect to a loan, the unpaid balance of such loan shall be reduced. Payments of principal and interest shall be credited to the participant's loan repayment account. Payments credited to a participant's loan repayment account may not be invested in Company stock; pursuant to subsection 6.3, a participant must elect how loan repayments will be invested. Participants may pay the entire outstanding balance of a loan and accrued interest thereon after the first month of a loan period; partial prepayments may not be made.

     (e) Unpaid loans. If a participant fails to make scheduled loan payments or reaches his settlement date with an outstanding loan balance, the following shall apply:

         (i) If a participant whose settlement date has not occurred (and who is not on an authorized unpaid leave of absence) fails for three consecutive months to pay any portion of a loan made to the participant under the Plan and accrued interest thereon in accordance with the terms of the loan, the participant will have thirty days to pay the amount then owing. If such payment is not made, the loan will be considered in default. A participant who has a loan in default shall not be eligible to obtain further loans. Loans in default shall be further handled under uniform rules established by the Committee in accordance with Internal Revenue Service and Department of Labor rules and regulations.

         (ii) If immediately prior to a participant's settlement date any loan or portion of a loan made to the participant under the Plan remains outstanding, the participant may repay an amount equal to the unpaid balance of such loan, provided such repayment is made (A) within thirty days following the participant's termination date if the participant will not be receiving an immediate distribution of the participant's benefits under the Plan or (B) prior to the time distribution of the participant's Plan benefits will be made if the participant will receive an immediate distribution of the participant's Plan benefits. If a participant does not repay the entire balance of the loan within the time period specified above, the balance of the loan shall be considered in default as of the participant's settlement date. On the date that a loan is considered in default, the promissory note shall immediately become due and payable and an amount equal to such loan or any part thereof, together with the accrued interest thereon, shall be deemed distributed to the participant and shall be charged to the participant's accounts after all other adjustments required under the Plan have been made, but before any other distribution.

                                   SECTION 11

                                     Vesting


11.1. Retirement. A participant shall have a nonforfeitable right to all of the participant's account balances on and after attaining normal retirement age. A participant's right to all of the participant's account balances shall be nonforfeitable on and after the participant becomes eligible for disability retirement. If a participant's employment with the Employers and the Controlled Group Members is terminated because of retirement under paragraph 9.1(a) or (b), the balances in the participant's accounts shall be distributable to the participant under Section 12.

11.2. Resignation or Dismissal. If a participant resigns or is dismissed from the employ of the Employers and the Controlled Group Members before retirement under paragraph 9.1(a) or (b), the balances in the participant's accounts shall be treated as follows:

     (a) The balances in the participant's income deferral contribution account, vested employer matching contribution subaccount, vested employer discretionary contribution subaccount, vested ESOP stock subaccount, supplemental contribution account, Drovers transfer account, rollover, vested transfer, and loan repayment accounts shall be nonforfeitable and shall be distributable to the participant under Section 12.

     (b) The balances in the participant's employer discretionary contribution subaccount, excess employer matching contribution subaccount, regular ESOP stock subaccount and ESOP cash account (referred to collectively for the purposes of this subsection 11.2 and subsection 14.2 as the "forfeitable accounts") shall be subject to the following:

         (i) If the participant has completed five or more years of vesting service (as defined in subparagraph (iii) below) as of his settlement date, the balances in his forfeitable accounts shall be nonforfeitable and shall be distributable to the participant under Section 12.

         (ii) If the participant has not completed five years of vesting service as of the participant's settlement date, the participant shall receive the vested portion of the balances in his forfeitable accounts. The participant shall forfeit the nonvested portion of such account balances. The vested portion of the balances in the participant's forfeitable accounts shall be distributable to the participant under Section 12. Except as provided below, the vested portion of such balances shall be determined under the following schedule:



                                       Number of Completed

    Vested


                            Years of Service
                            ----------------

    Percentage
    ----------
     0%                                Less than 1 year
    20%                                1 year but less than 2 years
    40%                                2 years but less than 3 years
    60%                                3 years but less than 4 years
    80%                                4 years but less than 5 years
                                       5 years or more            100%

                           Notwithstanding any other provision of this subsection 11.2 to the contrary, a participant who has less than five years of vesting service and has not yet attained normal retirement age may be deemed to have no vested interest in his employer discretionary contribution account, employer matching contribution account, and ESOP accounts, and his entire balance in such accounts may be forfeitable, if he is discharged by an Employer due to theft, fraud, embezzlement, other criminal acts or willful misconduct causing either significant loss or property damage to an Employer or personal injury to any other employee of an Employer.

                  (iii) A participant's "vesting service" means any plan year in which the participant has completed at least 1,000 hours of service with the Employers and the Controlled Group Members (including service prior to the effective date) measured from the date the participant first performs an hour of service (as defined in subsection 2.1) with the Employers or the Controlled Group Members, or, prior to the effective date, CTFG or an affiliate of CTFG.

                  (iv) Non-vested amounts shall be forfeited under this subsection on the earlier of (i) the date the participant's vested benefits are distributed, or
                           (ii) the date that the participant incurs five consecutive one year breaks in service (as defined in subsection 14.2). Forfeitures shall be drawn from a participant's accounts in accordance with Treasury Regulations Section 54.4975-11(d)(4).

11.3. Death of Participant. If a participant's settlement date occurs under paragraph 9.1(c), the balances in the participant's accounts will be nonforfeitable and distributable to the participant's beneficiary in accordance with Section 12. If a participant dies after the participant's settlement date but before all of the participant's account balances have been paid to the participant in full pursuant to the provisions of Section 12, the vested portion of the participant's account balances (as determined under subsection 11.1 or 11.2, whichever is applicable) will be distributable to the participant's beneficiary in accordance with Section 12.

11.4. Forfeitures. The amount of a participant's accounts forfeited under subsection 11.2 shall be a "forfeiture." As determined by the Committee, and except as otherwise provided in subsection 7.5, forfeitures shall be (1) applied to reduce employer matching or discretionary contributions otherwise required under the Plan, (2) allocated to participants' accounts in accordance with subsection 4.3, or (3) used to pay proper expenses of the Plan and trust. If a participant is reemployed by the Employers before he incurs five consecutive one-year breaks in service, subsection 14.3 shall apply.

                                   SECTION 12

                     Distributions Following Settlement Date


12.1. Manner of Distribution. Subject to the conditions set forth below, distribution of the balances in a participant's accounts (with the exception of the balance in his Drovers transfer account, which shall be distributed in accordance with the provisions of Supplement A) will be made to, or for the benefit of, the participant or, in the case of the participant's death, to or for the benefit of the participant's beneficiary, by payment in a lump sum. However, the period over which distribution of a participant's ESOP stock account and ESOP cash account may be made shall be increased by one year, up to five additional years, for each $132,000 (or fraction thereof) by which the total balance of the participant's ESOP stock account and ESOP cash account exceeds $670,000. The aforementioned dollar amounts shall be subject to cost-of-living adjustments prescribed by the Secretary of the Treasury.

         In accordance with subsection 12.5, a participant may elect a direct rollover of any payment that constitutes an eligible rollover distribution. Notwithstanding any other provision of this Section 12, if a participant's vested account balances equal $3,500 or less at or after the participant's settlement date, the participant (or the participant's beneficiary) shall receive a lump sum payment of such amount in accordance with paragraph 12.4(c). In accordance with such rules and procedures as the Committee shall establish, the amount to be paid to a participant who elects to receive a distribution that is less than the total vested balance in the participant's accounts shall be drawn from the participant's accounts in the order specified by the Committee for distributions from participants' accounts. The life expectancy of a participant, the participant's spouse or the participant's designated beneficiary shall be determined at the time benefit payments commence by use of the expected return multiples contained in the regulations under Section 72 of the Code. Life expectancies determined in accordance with the foregoing shall not be recalculated. A participant may select, in accordance with such rules as the Committee may establish, the method of distributing the participant's benefits to him; a participant, if the participant so desires, may direct how the participant's benefits are to be paid to the participant's beneficiary; and the Committee shall select the method of distributing the participant's benefits to the participant's beneficiary if the participant has not filed a direction with the Committee.

12.2. Determination of Account Balances. After a participant's settlement date has occurred and pending complete distribution of the participant's account balances, the participant's accounts will be held under the Plan and will be subject to adjustment under Section 7. For purposes of subsection 12.1, a participant's account balances will be determined as of the applicable accounting date coincident with or immediately preceding the date of distribution of the participant's account.

12.3. Distribution of Company Stock. Subject to rules established by the Committee, with respect to a distribution under subsection 12.1, subject to subsection 12.4, a participant (or the participant's beneficiary) will receive an in-kind distribution of the shares of Company stock allocated to the participant's ESOP stock account, except that any fractional shares in the participant's ESOP stock account shall be paid in cash. Any amounts transferred from Company stock to one or more of the investment funds under subsection 6.4 may not be available for distribution in the form of Company stock. Company stock distributed pursuant to this subsection shall be subject to the provisions of Section 13.

12.4. Timing of Distributions. Distribution of the balance of a participant's accounts shall be made or shall commence as follows:

     (a) Interests other than Company stock. Payment of a participant's account balances (other than the participant's ESOP stock account) will be made within a reasonable time after the date on which the participant's account balances have been determined pursuant to subsection 12.2, but not later than sixty days after (a) the end of the plan year in which his settlement date occurs or (b) such later date on which the amount of payment can be ascertained by the Committee.

     (b) Company stock. The distribution of amounts representing the shares of Company stock allocated to a participant's ESOP stock account will be made as follows:

         (i) Distribution upon retirement or death. Unless an earlier date is required by paragraph (c) or (d) below, or the participant elects a later date if a participant terminates employment under paragraph 9.1(a) or (b), if a participant retires or dies while in the employ of an Employer or a Controlled Group Member, distribution of the participant's ESOP stock account (including amounts invested in Company stock pursuant to subsection 6.2) will be made or will commence no later than one year following the close of the plan year during which the participant's settlement date occurs.

         (ii) Distribution upon resignation or dismissal. Unless an earlier date is required by paragraph (c) or (d), if a participant's settlement date occurs under paragraph 9.1(d), distribution of the participant's ESOP stock account (including amounts invested in Company stock pursuant to subsection 6.2) will be made or will commence by the later of (A) or (B):

                 (A) one year following the close of the plan year which is the fifth plan year following the plan year in which the participant's settlement date has occurred, unless the participant is reemployed by an Employer or a Controlled Group Member before such year; or


                 (B)   the earlier of:

                 (1) one year following the close of the plan year in which an acquisition loan is fully repaid with respect to in-kind distributions of Company stock; or

                 (2) one year following the close of the plan year in which the participant attains normal retirement age.


         (iii) Distributions to beneficiary upon death. Notwithstanding the provisions of subparagraphs (i) and (ii) above, distributions upon the death of a participant shall be made in accordance with the requirements of paragraph (d) below and shall otherwise comply with Section 401(a)(9) of the Code and any regulations issued thereunder.


     (c) Mandatory cash-outs; consent. Notwithstanding any other provision of this Section 12, if a participant's vested account balances equal $3,500 or less at any time at or after his settlement date, the participant (or the participant's beneficiary) shall receive an immediate lump sum payment of such amount. Such distribution shall be made as soon as practicable after the regular accounting date next following the participant's settlement date. If the present value of a participant's entire vested benefit under the Plan is zero, the participant shall be deemed to have received a distribution of such vested benefit. Notwithstanding any provision of the Plan to the contrary, if a participant's vested account balances exceed or have ever exceeded $3,500 at any time at or after the participant's settlement date, distributions may not be made to the participant before age 65 without the participant's consent.

     (d) Required commencement date. Irrespective of any contrary provision of the Plan, distribution of the account balance of a participant who has attained age 70-1/2 and is a 5 percent owner of an Employer or a Controlled Group Member shall be made or shall commence on the April 1 of the calendar year next following the calendar year in which the participant attains age 70-1/2 (his "required commencement date"). Effective January 1, 1997, irrespective of any contrary provision of the Plan, distribution of the account balance of a participant shall be made or shall commence by April 1 of the calendar year next following the latter of (A) the calendar year on which the participant attains age 70p or (B) the calendar year in which the participant's settlement date occurs ("required commencement date"); provided, however, that the required commencement date of a participant who is a five-percent owner (as defined in Code Section 416) of an Employer or Controlled Group Member in the calendar year in which the participant attains age 70p shall be April 1 of the calendar year next following the calendar year which the participant attains age 70p. If a participant dies before the participant's required commencement date, the participant's benefits must be distributed over a period not exceeding the greater of: (i) five years from the death of the participant; (ii) in the case of payments to a designated beneficiary other than the participant's spouse, the life expectancy of such beneficiary, provided payments begin within one year of the participant's death (or such later date as may be prescribed under Treasury Regulations); or (iii) in the case of payments to the participant's spouse, the life expectancy of such spouse, provided payments begin by the date the participant would have attained age 70-1/2. If a participant dies after the participant's required commencement date, the remaining portion of the participant's benefits will be distributed at least as rapidly as under the method of distribution in effect at the participant's death. Notwithstanding the foregoing, the Committee may honor a participant's written designation made under a predecessor plan prior to January 1, 1984, to have the participant's benefits commence at any date permitted under the terms of such predecessor plan as in effect immediately prior to January 1, 1984.

         A participant who is not a 5 percent owner and who attains age 70-1/2 while still employed by an Employer or a Controlled Group Member may elect to receive a distribution commencing April 1 of the calendar year next following the calendar year in which he attains age 70-1/2.

12.5. Direct Rollovers. For plan years beginning on and after January 1, 1993, certain individuals who are to receive distributions under the Plan may elect that such distributions be paid in the form of a direct rollover (as described in Section 401(a)(31) of the Code and the regulations thereunder) to the Trustee or custodian of a plan eligible to accept direct rollovers, subject to the following:

     (a) Eligible rollover distribution. A distribution may be paid in a direct rollover under this subsection only if the distribution constitutes an eligible rollover distribution. An "eligible rollover distribution" means any distribution under the Plan to an eligible distributee (as defined below) other than (i) a distribution that is one of a series of substantially equal payments made annually or more frequently either over the life (or life expectancy) of the participant or the joint lives (or life expectancies) of the participant and his designated beneficiary or over a specified period of ten years or more, (ii) a distribution required to meet the minimum distribution requirements of
         Section 401(a)(9) of the Code, or (iii) a distribution excluded from the definition of an "eligible rollover distribution" under applicable Treasury Regulations. Notwithstanding the immediately preceding sentence, an eligible rollover distribution includes only those amounts that would be includable in the gross income of the eligible distributee if such amounts were not rolled over to another plan as provided under Section 402(c) of the Code.

     (b) Eligible distributee. An "eligible distributee" is (i) a participant,
         (ii) a participant's surviving spouse who is entitled to receive payment of the participant's account balances after the participant's death, or (iii) the spouse or former spouse of a participant who is an alternate payee under a qualified domestic relations order (as defined in Section 414(p) of the Code).

     (c) Eligible retirement plan. A direct rollover of an eligible rollover distribution may be made to no more than one "eligible retirement plan." Except as otherwise provided below, an "eligible retirement plan" is (i) an individual retirement account described in Section 408(a) of the Code, (ii) an individual retirement annuity described in
         Section 408(b) of the Code (other than an endowment contract), (iii) an annuity plan described in Section 403(a) of the Code, or (iv) a plan qualified under Section 401(a) of the Code that by its terms permits the acceptance of rollover contributions. With respect to the surviving spouse of a deceased participant who is entitled to receive a distribution of the participant's accounts, an "eligible retirement plan" shall mean only an individual retirement account described in
         Section 408(a) of the Code or an individual retirement annuity described in Section 408(b) of the Code (other than an endowment contract).

     (d) Minimum amounts. An eligible distributee may elect a direct rollover of all or a portion of an eligible rollover distribution only if the total amount of the eligible rollover distributions expected to be received by the eligible distributee during the plan year is $200 or more (or such lesser amount as the Committee may establish). An eligible distributee may elect payment of a portion of an eligible rollover distribution as a direct rollover and may receive directly the remainder of such distribution, provided that the amount paid by direct rollover is at least $500 (or such lesser amount as the Committee may establish).

     (e) Elections. An eligible distributee's election of a direct rollover pursuant to this subsection must be in writing on a form designated by the Committee and must be filed with the Committee at such time and in such manner as the Committee shall determine. The Committee shall establish such rules and procedures as it deems necessary to provide for distributions by means of direct rollover.

12.6. Immediate Distributions to Alternate Payees. The Committee shall direct distribution of the amount of a participant's account balances assigned to an alternate payee under a qualified domestic relations order (as defined in Section 414(p) of the Code) on the earliest date specified in such qualified domestic relations order, without regard to whether such payments commence prior to the participant's earliest retirement age (as defined in Section 414(p)(4)(B) of the Code).

12.7. Designation of Beneficiary. Each participant may designate any person or persons (who may be designated concurrently, contingently or successively) to whom the participant's benefits are to be paid if the participant dies before the participant receives all of participant's benefits. A beneficiary designation must be made on a form furnished by the Committee for this purpose, and such form must be signed by the participant. A beneficiary designation form shall include any beneficiary designation forms executed in compliance with the CTFG Profit Sharing Plan and/or CTFG ESOP. A beneficiary designation form will be effective only when the form is filed with the Committee while the participant is alive and will cancel all the participant's beneficiary designation forms previously filed with the Committee. Notwithstanding the foregoing provisions of this subsection and any beneficiary designation filed with the Committee in accordance with this subsection, if a participant dies and has a surviving spouse at the participant's date of death, the account balances described in the preceding sentence shall be payable in full to the participant's surviving spouse in accordance with this Section 12 (treating such surviving spouse as the participant's beneficiary), unless prior to the participant's death the following requirements were met:

     (a) The participant elected that the participant's benefits under the Plan be paid to a person other than the participant's surviving spouse;

     (b) The participant's spouse consented in writing to such election;

     (c) The spouse's consent acknowledged the effect of such election and was witnessed by a notary public; and

     (d) Such election designates a beneficiary that may not be changed without further spousal consent, unless the spouse executed a general written consent expressly permitting changes of the beneficiary without any requirement of further consent of the spouse.

For purposes of the Plan, and subject to the provisions of any qualified domestic relations order (as defined in Section 414(p) of the Code), a participant's "spouse" means the person to whom the participant is legally married at the earlier of the date of the participant's death or the date payment of the participant's benefits commenced and who is living at the date of the participant's death. If a deceased participant failed to designate a beneficiary as provided above, or if the designated beneficiary dies before the participant or before complete payment of the participant's benefits, the participant's benefits shall be distributed to the participant's spouse, or if there is none, the Committee, in its discretion, may direct the Trustee to pay the participant's benefits as follows:

     (e) To or for the benefit of any one or more of the participant's relatives by blood, adoption or marriage and in such proportions as the Committee determines; or

     (f) To the legal representative or representatives of the estate of the last to die of the participant and the participant's designated beneficiary.

The term "designated beneficiary" or "beneficiary" as used in the Plan means the natural or legal person or persons designated by a participant as the participant's beneficiary under the last effective beneficiary designation form filed with the Committee under this subsection and to whom the participant's benefits would be payable under this subsection.

12.8. Missing Participants or Beneficiaries. Each participant and each designated beneficiary must file with the Committee from time to time in writing his post office address and each change of post office address. If a participant dies before the participant receives all of the participant's vested account balances, the participant's beneficiary must file any change in his post office address with the Committee. Any communication, statement or notice addressed to a participant or beneficiary at the last post office address filed with the Committee, or if no address is filed with the Committee then, in the case of a participant, at the participant's last post office address as shown on the Employers' records, will be binding on the participant and the participant's beneficiary for all purposes of the Plan. The Employers, the Trustee, and the Committee shall not be required to search for or locate a participant or beneficiary. If the Committee notifies a participant or beneficiary that the participant or beneficiary is entitled to a payment and also notifies the participant or beneficiary of the provisions of this subsection, and the participant or beneficiary fails to claim his benefits or make his whereabouts known to the Committee within three years after the notification, the benefits of the participant or beneficiary may be disposed of, to the extent permitted by applicable law, as follows:

     (a) If the whereabouts of the participant then are unknown to the Committee but the whereabouts of the participant's spouse then are known to the Committee, payment may be made to the spouse;

     (b) If the whereabouts of the participant and the participant's spouse, if any, then are unknown to the Committee but the whereabouts of the participant's designated beneficiary then are known to the Committee, payment may be made to the designated beneficiary;

     (c) If the whereabouts of the participant, the participant's spouse and the participant's designated beneficiary then are unknown to the Committee but the whereabouts of one or more relatives by blood, adoption or marriage of the participant are known to the Committee, the Committee may direct the Trustee to pay the participant's benefits to one or more of such relatives and in such proportions as the Committee decides; or

     (d) If the whereabouts of such relatives and the participant's designated beneficiary then are unknown to the Committee, the benefits of such participant or beneficiary may be disposed of in an equitable manner permitted by law under rules adopted by the Committee.

12.9. Facility of Payment. When a person entitled to benefits under the Plan is under legal disability, or, in the Committee's opinion, is in any way incapacitated so as to be unable to manage the person's financial affairs, the Committee may direct the Trustee to pay the benefits to such person's legal representative, or to a relative or friend of such person for such person's benefit, or the Committee may direct the application of such benefits for the benefit of such person. Any payment made in accordance with the preceding sentence shall be a full and complete discharge of any liability for such payment under the Plan.

                                   SECTION 13

               Rights, Restrictions, and Options on Company Stock


13.1. Right of First Refusal. Subject to the provisions of the last sentence of this subsection, shares of Company stock distributed to participants pursuant to subsection 12.3 shall be subject to a "right of first refusal." The right of first refusal shall provide that, prior to any subsequent transfer, the participant (or the participant's beneficiary) must first make a written offer of such Company stock to the Trust and to the Company at the then fair market value of such Company stock, as determined by an "independent appraiser" (as defined in Section 401(a)(28) of the Code). The Trust shall have the first priority to exercise the right to purchase the Company stock, and then the Company shall have second priority to exercise the right. A bona fide written offer from an independent prospective buyer shall be deemed to be the fair market value of such Company stock for this purpose, unless the value per share, as determined by the independent appraiser as of the December 31 accounting date of the immediately preceding plan year, is greater. The Company and the Trust shall have a total of 14 days (from the date the offer is first received by the Company or the trust) to exercise the right of first refusal on the same terms offered by the prospective buyer. A participant (or the participant's beneficiary) entitled to a distribution of Company stock may be required to execute an appropriate stock transfer agreement (evidencing the right of first refusal) prior to receiving a certificate for Company stock. No right of first refusal shall be exercisable by reason of any of the following transfers:

     (a) The transfer upon disposition of any such shares by any legal representative, heir or legatee, but the shares shall remain subject to the right of first refusal;

     (b) The transfer by a participant or a participant's beneficiary in accordance with the put option pursuant to subsection 13.2; or

     (c) The transfer while Company stock is listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934 or quoted on a system sponsored by a national securities association registered under Section 15A(b) of the Securities Exchange Act of 1934.

13.2. Put Option. The Company shall issue a "put option" to each participant (or each participant's beneficiary) who receives a distribution of Company stock if, at the time of such distribution, Company stock is not then readily tradable on an established market, as defined in Section 409(h) of the Code and the regulations thereunder. The put option shall permit the participant (or the participant's beneficiary) to sell such Company stock at its then fair market value, as determined by an independent appraiser in accordance with the provisions of subsection 7.10, to the Company at any time during the sixty-day period commencing on the date the Company stock was distributed to the participant (or the participant's beneficiary), and, if not exercised within that period, the put option will temporarily lapse. The Company, in its sole discretion, may extend the sixty-day period referred to in the immediately preceding sentence if such an extension is necessary in order for the Company stock to be valued by an independent appraiser as of the applicable accounting date coincident with or immediately preceding the date the Company stock was distributed to the recipient. As of the semi-annual valuation date in the plan year following the plan year in which such temporary lapse of the put option occurs, the independent appraiser shall determine the value of the Company stock in accordance with the provisions of subsection 7.10, and the Committee shall notify each distributee who did not exercise the initial put option prior to its temporary lapse in the preceding plan year of the revised value of the Company stock. The time during which the put option may be exercised shall recommence on the date such notice or revaluation is given and shall permanently terminate sixty days thereafter. The Trustee may be permitted by the Company to purchase Company stock put to the Company under a put option. At the option of the Company or the Trustee, as the case may be, the payment for Company stock sold pursuant to a put option shall be made, as determined in the discretion of the Company or the Trustee, as the case may be, in the following forms:

        (a) If a participant's ESOP stock account is distributed in a total distribution (that is, a distribution within one taxable year of the balance to the credit of the participant's ESOP stock account), then payment for such Company stock may be made with a promissory note that provides for substantially equal annual installments commencing within thirty days from the date of the exercise of the put option and over a period not exceeding five years, with interest payable at a reasonable rate (as determined by the Company) on any unpaid installment balance, with adequate security provided, and without penalty for any prepayment of such installments; or

         (b) In a lump sum no later than thirty days after such participant exercises the put option.

At the direction of the Committee, the Trustee on behalf of the Trust may offer to purchase any shares of Company stock (which are not sold pursuant to a put option) from any former participant or beneficiary at any time in the future, at their then fair market value.

13.3. Share Legend. Shares of Company stock held or distributed by the Trustee may include such legend restrictions on transferability as the Company may reasonably require in order to assure compliance with applicable Federal and state securities laws.

13.4. Nonterminable Rights. The provisions of this Section 13 shall continue to be applicable to shares of Company stock even if the applicable portion of the Plan ceases to be an employee stock ownership plan within the meaning of Section 4975(e)(7) of the Code.

                                   SECTION 14

                                  Reemployment


14.1. Commencement or Resumption of Participation. If a participant should terminate employment with the Employers and subsequently be reemployed by an Employer, the participant shall again become a participant as of the day of the participant's reemployment with the Employer. If an employee who has not become a participant terminates employment with the Employers and subsequently is reemployed by an Employer, the employee shall become a participant on the entry date immediately following the employees's date of hire if the employee then meets the requirements of subsection 2.1.

14.2. Credited Service for Vesting. The years of vesting service accrued prior to termination of employment by a non-vested participant or employee shall be disregarded for purposes of subsection 11.2 only if his number of consecutive one-year breaks in vesting service occurring after his termination equal or exceed the greater of (i) five or (ii) his years of vesting service prior to his termination. The years of vesting service of any vested participant shall be reinstated upon reemployment. However, in no event shall years of vesting service occurring after a participant incurs five consecutive one-year breaks in vesting service be used to determine the nonforfeitable amount of the participant's forfeitable accounts as of a prior settlement date.

        A "one-year break in vesting service" means any plan year during which a terminated employee or participant does not complete 500 hours of service (as defined in subsection 2.1). In the case of a maternity or paternity absence (as defined below), an employee shall be credited, for the first plan year in which he otherwise would have incurred a one-year break in service (and solely for purposes of determining whether such a break in service has occurred), with the hours of service which normally would have been credited to him but for such absence (or, if the Committee is unable to determine hours which would have been so credited, 8 hours for each day of such absence), but in no event more than 501 hours for any one absence. A "maternity or paternity absence" means an employee's absence from work because of the pregnancy of the employee or birth of a child of the employee, the placement of a child with the employee in connection with the adoption of such child by the employee, or for purposes of caring for a child immediately following such birth or placement. The Committee may require an employee to furnish such information as the Committee considers necessary to establish that the employee's absence was for one of the reasons specified above.

14.3. Reinstatement of Forfeitures. If a participant whose employment had terminated with the Employers because of resignation or dismissal before the participant was entitled to the full balance in the participant's employer matching contribution account, employer discretionary contribution account, regular ESOP stock subaccount and ESOP cash account is reemployed by the Employers before incurring five consecutive one-year breaks in credited service, the following shall apply:

         (a) If the participant did not receive distribution of any part of the vested portion of the participant's account, the amount of the participant's account previously forfeited pursuant to subsection 11.2 will be credited to the participant's account as of the regular accounting date immediately following the date the participant is reemployed by the Employers.

         (b) If the participant received distribution of any part of the vested portion of the participant's account, the participant may repay to the Trustee the total amount distributed to the participant from the participant's employer matching contribution account, employer discretionary contribution account, and ESOP employer subaccount as a result of such earlier termination of employment. However, such repayment must be made before the earlier of (i) the fifth anniversary of the participant's date of reemployment by the Employers or (ii) the date the participant incurs five consecutive one-year breaks in credited service commencing after the distribution. If a participant makes such a repayment to the Trustee, the amount of the repayment shall be credited to the participant's accounts, and the previously forfeited amounts that resulted from the participant's earlier termination of employment (unadjusted for subsequent gains or losses) shall be credited to the participant's accounts as of the regular accounting date coincident with or next following the date of repayment.

Forfeitures that are to be credited to participants' accounts as of an accounting date under this subsection shall be drawn first from outstanding forfeitures and then, if necessary, from special employer contributions made for this purpose.

                                   SECTION 15

                      Voting and Tendering of Company Stock


The voting of Company stock held in the trust, and if a tender offer is made for Company stock, the tendering of such shares, shall be subject to the provisions of ERISA and the following provisions, to the extent such provisions are not inconsistent with ERISA:

         (a) Allocated shares. For purposes of this Section, shares of Company stock shall be deemed to be allocated and credited to a participant's ESOP stock account in an amount to be determined based on the balance in such account on the accounting date coincident with or next preceding the record date of any vote or tender offer.

         (b) Voting of Company stock. With respect to any corporate matter which involves the voting of Company stock with respect to the approval or disapproval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all of the assets of a trade or business, or such other transactions which may be prescribed by regulation, each participant may be entitled to direct the Trustee as to the exercise of any voting rights attributable to shares of Company stock then allocated to his ESOP stock account, but only to the extent required by Sections 401(a)(22) and 409(e)(3) of the Code and the regulations thereunder. The Committee shall have the sole responsibility for determining when a corporate matter has arisen that involves the voting of Company stock under this provision. If a participant is entitled to so direct the Trustee, all allocated Company stock as to which such instructions have been received (which may include an instruction to abstain) shall be voted by the Trustee in accordance with such instructions, provided that the Trustee may vote the shares as it determines is necessary to fulfill their fiduciary duties under ERISA. The Trustee shall vote any shares of Company stock held in the unreleased stock account, or any allocated shares of Company stock as to which no voting instructions have been received in accordance with the directions of the Committee, provided, however, that the Trustee may vote the shares as they determine is necessary to fulfill their fiduciary duties.

         (c) Tendering of Company stock. In the event of a tender offer for shares of Company stock held by the Trust, the Trustee shall tender the shares in their sole discretion, subject to the fiduciary duties under ERISA.

In carrying out its responsibilities under this Section, the Trustee may rely on information furnished to it by the Committee, including the names and current addresses of participants, the number of shares of Company stock allocated to their accounts, and the number of shares of Company stock held by the Trustee that have not yet been allocated.

                                   SECTION 16

                               General Provisions


16.1. Interests Not Transferable. The interests of participants and their beneficiaries under the Plan are not in any way subject to their debts or other obligations and, except as may be required by the tax withholding provisions of the Code or any state's income tax act, may not be voluntarily or involuntarily sold, transferred, alienated or assigned. Notwithstanding the foregoing, the Plan shall comply with any domestic relations order that, in accordance with procedures established by the Committee, is determined to be a qualified domestic relations order (as defined in Section 414(p)(1)(A) of the Code).

16.2. Absence of Guaranty. The Committee, the Employers, and the Trustee do not in any way guarantee the Trust from loss or depreciation. The liability of the Committee or the Trustee to make any payment under the Plan will be limited to the assets held by the Trustee that are available for that purpose.

16.3. Employment Rights. The Plan does not constitute a contract of employment, and participation in the Plan will not give any employee the right to be retained in the employ of an Employer, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.

16.4. Litigation by Participants or other Persons. To the extent permitted by law, if a legal action against the Trustee, an Employer, or the Committee by or on behalf of any person results adversely to that person, or if a legal action arises because of conflicting claims to a participant's or beneficiary's benefits, the cost to the Trustee, an Employer, or the Committee of defending the action will be charged to the extent possible to the sums, if any, that were involved in the action or were payable to the participant or beneficiary concerned.

16.5. Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information that the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

16.6. Waiver of Notice. Any notice required under the Plan may be waived by the person entitled to such notice.

16.7. Controlling Law. To the extent not superseded by the laws of the United States, the laws of Illinois shall be controlling in all matters relating to the Plan.

16.8. Statutory References. Any reference in the Plan to the Code means the Internal Revenue Code of 1986, as amended. Any reference in the Plan to ERISA means the Employee Retirement Income Security Act of 1974, as amended. Any reference in the Plan to a section of the Code or ERISA, or to a section of any other Federal law, shall include any comparable section or sections of any future legislation that amends, supplements or supersedes that section.

16.9. Severability. In case any provisions of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if such illegal and invalid provisions had never been set forth in the Plan.

16.10. Additional Employers. With the consent of the Company, any Controlled Group Member described in paragraph 1.6(a) or (b) may, by filing with the Company a written instrument to that effect, become an Employer hereunder by adopting the Plan and becoming a party to the trust agreement.

16.11. Action By Employers. Any action authorized or required to be taken by an Employer under the Plan shall be by resolution of its Board of Directors, by resolution of a duly authorized committee of its Board of Directors, or by a person or persons authorized by resolution of its Board of Directors or such committee.

16.12. Gender and Number. Where the context admits, words in the masculine gender include the feminine and neuter genders, the plural includes the singular, and the singular includes the plural.

16.13. Examination of Documents. Copies of the Plan and trust agreement, and any amendments thereto, are on file at the office of the Company where they may be examined by any participant or other person entitled to benefits under the Plan during normal business hours.

16.14. Fiduciary Responsibilities. It is specifically intended that all provisions of the Plan shall be applied so that all fiduciaries with respect to the Plan shall be required to meet the prudence and other requirements and responsibilities of applicable law to the extent such requirements or responsibilities apply to them. In general, a fiduciary shall discharge the fiduciary's duties with respect to the Plan and the Trust solely in the interests of participants and beneficiaries and with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims.

16.15. Indemnification. To the extent permitted by law, any member or former member of the Committee, any person who was, is or becomes an officer or director of the Company, an Employer, or a Controlled Group Member or any employee of an Employer to whom the Committee or any Employer has delegated any portion of its responsibilities under the Plan, and each of them, shall be indemnified and saved harmless by the Employers (to the extent not indemnified or saved harmless under any liability insurance contract or other indemnification arrangement with respect to the Plan) from and against any and all liability to which the Committee members and such other persons may be subject by reason of any act done or omitted to be done in good faith with respect to the administration of the Plan and the trust, including all expenses reasonably incurred in their defense in the event that the Employers failed to provide such defense after having been requested in writing to do so.

                                   SECTION 17

                         Restrictions as to Reversion of
                          Trust Assets to the Employers


The Employers shall have no right, title or interest in the assets of the trust, except as may be provided in a pledge agreement entered into between an Employer and the Trustee in connection with an acquisition loan (a "pledge agreement"). No part of the assets of the Trust at any time will revert or will be repaid to the Employers, directly or indirectly, except as follows:

        (a) If the Internal Revenue Service initially determines that the Plan, as applied to an Employer, does not meet the requirements of a "qualified plan" under Section 401(a) of the Code, the assets of the Trust attributable to contributions made by the Employer under the Plan shall be returned to the Employer within one year of the date of denial of qualification of the Plan as applied to the Employer.

        (b) If a contribution or a portion of a contribution is made by an Employer as a result of a mistake of fact, such contribution or portion of a contribution shall not be considered to have been contributed to the Trust by the Employer and, after having been reduced by any losses of the Trust allocable thereto, shall be returned to the Employer within one year of the date the amount is paid to the trust.

        (c) If a contribution made by an Employer is conditioned upon the deductibility of such contribution as an expense for Federal income tax purposes, to the extent the deduction for the contribution made by the Employer is disallowed, such contribution, or portion of such contribution, after having been reduced by any losses of the Trust allocable thereto, shall be returned to the Employer within one year of the date of disallowance of the deduction.

        (d) If there is a default on an acquisition loan, an Employer may exercise its rights under a pledge agreement with respect to the shares of Company stock subject to the pledge agreement (including, but not limited to, the sale of pledged shares, the transfer of pledged shares to the Employer, and the registration of pledged shares in the Employer's name).

Contributions may be returned to an Employer pursuant to paragraph (a) above only if they are conditioned upon initial qualification of the Plan as applied to that Employer and an application for determination was made by the time prescribed by law for filing the Employer's Federal income tax return for the taxable year in which the Plan was adopted (or such later date as the Secretary of the Treasury may prescribe). In no event may the return of a contribution pursuant to paragraph (b) or (c) above cause any participant's account balances to be less than the amount of such balances had the contribution not been made under the Plan.

                                   SECTION 18

                            Amendment and Termination


18.1. Amendment. While the Company expects and intends to continue the Plan, the Company reserves the right to amend the Plan from time to time by action of the Company's Board of Directors or the Executive Committee of the Board of Directors of the Company. However, the Committee is authorized to cause to be prepared, to approve, and to execute any amendments of the Plan that the Committee determines are necessary to comply with applicable law, regulations, and rulings or to reflect rules and procedures developed by the Committee; provided, however, that any amendment (other than an amendment needed to comply with applicable law, regulations, and rulings) that is expected to change the level of participant or employer contributions made under the Plan or to materially increase the cost of the Plan to the Employers shall be approved by the Company's Board of Directors or by the Executive Committee of the Board of Directors of the Company. Notwithstanding the foregoing:

     (a) An amendment may not change the duties and liabilities of the Committee or the Trustee without the consent of the Committee or the Trustee, whichever is applicable;

     (b) An amendment shall not reduce the value of a participant's nonforfeitable benefits accrued prior to the later of the adoption or the effective date of the amendment; and

     (c) Except as provided in Section 17, under no condition shall any amendment result in the return or repayment to the Employers of any part of the Trust or the income therefrom or result in the distribution of the Trust for the benefit of anyone other than employees and former employees of the Employers and any other persons entitled to benefits under the Plan.

The Committee shall notify the Trustee of any amendment of the Plan within a reasonable period of time.

18.2. Termination. The Plan will terminate as to all Employers on any date specified by the Company if thirty days' advance written notice of the termination is given to the Committee, the Trustee and the other Employers. The Plan will terminate as to an individual Employer on the first to occur of the following:

     (a) The date it is terminated by that Employer if thirty days' advance written notice of the termination is given to the Committee, the Trustee and the other Employers.

     (b) The date that Employer is judicially declared bankrupt or insolvent.

     (c) The date that Employer completely discontinues its contributions under the Plan.

        (d) The dissolution, merger, consolidation or reorganization of that Employer or the sale by that Employer of all or substantially all of its assets, except that:

                 (i) in any such event arrangements may be made with the consent of the Company whereby the Plan will be continued by any purchaser of all or substantially all of its assets, in which case the successor or purchaser will be substituted for that Employer under the Plan and the trust agreement; and

                 (ii) if an Employer is merged, dissolved or in any other way reorganized into, or consolidated with, any other Employer, the Plan as applied to the former Employer will automatically continue in effect without a termination thereof.

18.3. Nonforfeitability and Distribution on Termination. On termination or partial termination of the Plan, the rights of all affected participants to benefits accrued to the date of such termination, after all adjustments then required have been made, shall be nonforfeitable. The Committee shall specify the date of such termination or partial termination as a special accounting date. As soon as practicable after all adjustments required as of that date have been made to the account balances of participants, the Committee shall direct the Trustee to distribute to each such affected participant his benefits under the Plan in one lump sum provided the participant is no longer employed by an Employer or a Controlled Group Member. All appropriate provisions of the Plan will continue to apply until the account balances of all such participants have been distributed under the Plan.

18.4. Notice of Termination. Participants will be notified of the termination of the Plan within a reasonable time.

18.5. Plan Merger, Consolidation, Etc. In the case of any merger or consolidation with, or transfer of assets or liabilities to, any other plan, each participant's benefits (if the Plan terminated immediately after such merger, consolidation or transfer) shall be equal to or greater than the benefits the participant would have been entitled to receive if the Plan had terminated immediately before the merger, consolidation or transfer.

                                   SECTION 19

                                  The Committee


19.1. The Committee. As provided in subsection 1.5, the Plan is administered by the Committee. The Committee shall consist of at least three persons (who may but need not be employees of the Employers) appointed by the Company. The Company will certify to the Trustee from time to time the names of the members of the Committee.

19.2. The Committee's General Powers, Rights, and Duties. The Committee shall have all the powers necessary and appropriate to discharge its duties under the Plan, which powers shall be exercised in the sole and absolute discretion of the Committee, including, but not limited to, the following:

        (a) To construe and interpret the provisions of the Plan and to make factual determinations thereunder, including the power to determine the rights or eligibility under the Plan of employees, participants, or any other persons, and the amounts of their benefits (if any) under the Plan, and to remedy ambiguities, inconsistencies or omissions, and such determinations by the Committee shall be binding on all parties.

        (b) To adopt such rules of procedure and regulations as in its opinion may be necessary for the proper and efficient administration of the Plan and as are consistent with the Plan and trust agreement.

        (c) To enforce the Plan in accordance with the terms of the Plan and the Trust and in accordance with the rules and regulations the Committee has adopted.

        (d) To direct the Trustee as respects payments or distributions from the Trust in accordance with the provisions of the Plan.

        (e) To furnish the Employers with such information as may be required by them for tax or other purposes in connection with the Plan.

        (f) To employ agents, attorneys, accountants, actuaries or other persons (who also may be employed by the Employers) and to allocate or delegate to them such powers, rights and duties as the Committee may consider necessary or advisable to properly carry out administration of the Plan, provided that such allocation or delegation and the acceptance thereof by such agents, attorneys, accountants, actuaries or other persons, shall be in writing.

         (g) To appoint an investment manager as defined in section 3(38) of ERISA ("investment manager") to manage (with power to acquire and dispose of) the assets of the Plan, which investment manager may or may not be a subsidiary of the Company, and to delegate to any such investment manager all of the powers, authorities and discretions granted to the Committee hereunder or under the trust agreement (including the power to delegate and the power, with prior notice to the Committee, to appoint an investment manager), in which event any direction the Trustee from any duly appointed investment manager with respect to the acquisition, retention or disposition of Plan assets shall have the same force and effect as if such direction had been given by the Committee, and to remove any investment manager; provided, however, that the power and authority to manage, acquire, or dispose of any asset of the Plan shall not be delegated except to an investment manager, and provided further that the acceptance by any investment manager of such appointment and delegation shall be in writing, and the Committee shall give notice to the Trustee, in writing, of any appointment of, delegation to or removal of an investment manager.

19.3. Manner of Action of the Committee. During a period in which two or more members of the Committee are acting, the following provisions apply where the context admits:

     (a) The members of the Committee may select a secretary, if they believe it advisable, who may or may not be a member of the Committee.

     (b) A Committee member by writing may delegate any or all of such member's rights, powers, duties and discretions to any other member of the Committee, with the written consent of the latter.

     (c) The members of the Committee may act by meeting or by writing signed without meeting, and such members may sign any document by signing one document or concurrent documents.

     (d) An action or a decision of a majority of the members of the Committee as to a matter shall be as effective as if taken or made by all members of the Committee.

     (e) If, because of the number qualified to act, there is an even division of opinion among members of the Committee as to a matter, a disinterested party selected by the Committee shall decide the matter and such person's decision shall control.

     (f) Except as otherwise provided by law, no member of the Committee shall be liable or responsible for an act or omission of the other members of the Committee in which the former has not concurred.

     (g) The certificate of the secretary of the Committee or of a majority of the members of the Committee that the Committee has taken or authorized any action shall be conclusive in favor of any person relying on the certificate.



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


19.4. Interested Committee Member. If a member of the Committee is also a participant in the Plan, the Committee member may not decide or determine any matter or question concerning distributions of any kind to be made to the Committee member or the nature or mode of settlement of the Committee member's benefits, unless such decision or determination could be made by the Committee member under the Plan if the Committee member were not serving on the Committee.

19.5. Resignation or Removal of Committee Members. A member of the Committee may be removed by the Company at any time by ten days' prior written notice to that member and the other members of the Committee. A member of the Committee may resign at any time by giving ten days' prior written notice to the Company and the other members of the Committee. The Company may fill any vacancy in the membership of the Committee; provided, however, that if a vacancy reduces the membership of the Committee to less than three, such vacancy shall be filled as soon as practicable. The Company shall give prompt written notice thereof to the other members of the Committee. Until any such vacancy is filled, the remaining members of the Committee may exercise all of the powers, rights and duties conferred on the Committee.

19.6. Committee Expenses. All costs, charges and expenses reasonably incurred by the Committee will be paid by the Company to the extent not paid from the assets of the trust. No compensation will be paid to a member of the Committee as such.

19.7. Uniform Rules. The Committee shall administer the Plan on a reasonable and nondiscriminatory basis and shall apply uniform rules to all persons similarly situated.

19.8. Information Required by the Committee. Each person entitled to benefits under the Plan shall furnish the Committee with such documents, evidence, data or information as the Committee considers necessary or desirable for the purpose of administering the Plan. The Employers shall furnish the Committee with such data and information as the Committee may deem necessary or desirable in order to administer the Plan. The records of the Employers as to an employee's or a participant's period of employment, hours of service, termination of employment and the reason therefore, leave of absence, reemployment and earnings will be conclusive on all persons unless determined to the Committee's satisfaction to be incorrect.

19.9. Review of Benefit Determinations. The Committee will provide notice in writing to any participant or beneficiary whose claim for benefits under the Plan is denied, and the Committee shall afford such participant or beneficiary a full and fair review of its decision if so requested.

19.10. Committee's Decision Final. Subject to applicable law, any interpretation of the provisions of the Plan and any decisions on any matter within the discretion of the Committee made by the Committee in good faith shall be binding on all persons. A misstatement or other mistake of fact shall be corrected when it becomes known, and the Committee shall make such adjustment on account thereof as it considers equitable and practicable.

19.11. Denial Procedure and Appeal Process. If a participant, beneficiary or any other person who believes he may be entitled to benefits under the Plan (a "claimant") has an unresolved question about eligibility for benefits, the form of benefits, or the amount of benefits to be received or being received under the Plan after consulting with the Committee or its representatives, a formal review of the situation may be requested in writing of the Committee within sixty days after receiving notification of the claimant's Plan benefits or an estimate of the claimant's Plan benefits. A review decision will be made within sixty days after receipt of such request (one hundred twenty days in special circumstances) and the claimant will be informed of the decision within ninety days after receipt of such request (one hundred eighty days in special circumstances). However, if the claimant is not informed of the decision within the period described above, the claimant may request a further review by the Committee as described below as if the claimant had received notice of an adverse decision at the end of that period. The decision will be written in a manner calculated to be understood by the claimant, setting forth the specific reasons for any denial of a benefit or benefit option, specific reference to pertinent Plan provisions on which such denial is based, a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary, and an explanation of the Plan's claim review procedure. The claimant also shall be advised that the claimant or the claimant's duly authorized representative may request a further review by the Committee of the decision denying the claim by filing with the Committee within sixty days after such notice has been received by the claimant a written request for such review and that claimant may review pertinent documents, and submit issues and comments in writing, within the same sixty-day period. If such request is so filed, such review shall be made by the Committee within sixty days after receipt of such request, unless special circumstances require an extension of time for processing in which case the review will be completed and decision rendered within one hundred twenty days. The claimant shall be given written notice of the decision which shall include specific reasons for the decision, and specific references to the pertinent Plan provisions on which the decision is based, and such decision by the Committee shall be final and shall terminate the review process.

                                   SECTION 20

                 Special Rules Applicable When Plan is Top-Heavy


20.1. Purpose and Effect. The purpose of this Section 20 is to comply with the requirements of Section 416 of the Code. The provisions of this Section 20 are effective for each plan year beginning on or after the effective date in which the Plan is a "top-heavy plan" within the meaning of Section 416(g) of the Code.

20.2. Top-Heavy Plan. In general, the Plan will be a top-heavy plan for any plan year if, as of the "determination date" (that is, the last day of the preceding plan year), the sum of the amounts in paragraphs (a), (b) and (c) below for key employees (as defined generally below and in Section 416(i)(1) of the Code) exceeds sixty percent of the sum of such amounts for all employees who are covered by this Plan or by a defined contribution plan or defined benefit plan that is aggregated with this Plan in accordance with subsection 20.4:

     (a) The aggregate account balances of participants under this Plan.

     (b) The aggregate account balances of participants under any other defined contribution plan included under subsection 20.4.

     (c) The present value of the cumulative accrued benefits of participants calculated under any defined benefit plan included in subsection 20.4.

In making the foregoing determination, (i) a participant's account balances or cumulative accrued benefits shall be increased by the aggregate distributions, if any, made with respect to the participant during the 5-year period ending on the determination date, including distributions under a terminated plan that, if it had not been terminated, would have been required to be included in the aggregation group, (ii) the account balances or cumulative accrued benefits of a participant who was previously a key employee, but who is no longer a key employee, shall be disregarded, (iii) the account balances or cumulative accrued benefits of a beneficiary of a participant shall be considered accounts or accrued benefits of the participant, (iv) the account balances or cumulative accrued benefits of a participant who has not performed services for an Employer or a Controlled Group Member at any time during the 5-year period ending on the determination date shall be disregarded and (v) any rollover contribution (or similar transfer) from a plan maintained by a corporation other than an Employer under this Plan initiated by a participant shall not be taken into account as part of the participant's aggregate account balances under this Plan.

20.3. Key Employee. In general, a "key employee" is an employee (or a former or deceased employee) who, at any time during the plan year or any of the 4 preceding plan years, is or was:

     (a) an officer of an Employer having annual compensation greater than fifty percent of the amount in effect under Section 415(b)(1)(A) for any such plan year; provided that, for purposes of this paragraph, no more than fifty employees of the Employer (or, if lesser, the greater of three employees or ten percent of the employees) shall be treated as officers;

     (b) one of the ten employees who have annual compensation from an Employer of more than the limitation in effect under Section 415(c)(1)(A) of the Code for that year and owning or considered as owning, within the meaning of Section 318 of the Code, the largest interests in the Employer; provided that if two employees have the same interest in the Employer, the employee having greater annual compensation from the Employer shall be treated as having a larger interest;

     (c) a five percent or greater owner of an Employer; or

     (d) a one percent or greater owner of an Employer having annual compensation from the Employer of more than $150,000.

For purposes of this subsection the term "compensation" means compensation as defined by Code Section 414(q)(7).

20.4. Aggregated Plans. Each other defined contribution plan and defined benefit plan maintained by an Employer that covers a "key employee" as a participant or that is maintained by an Employer in order for a plan covering a key employee to satisfy Section 401(a)(4) or 410 of the Code shall be aggregated with this Plan in determining whether this Plan is top-heavy. In addition, any other defined contribution or defined benefit plan of an Employer may be included if all such plans that are included, when aggregated, will not discriminate in favor of officers, shareholders or highly compensated participants and will satisfy all of the applicable requirements of Sections 401(a)(4) and 410 of the Code.

20.5. Minimum Employer Contribution. Subject to the following provisions of this subsection and subsection 20.7, for any plan year in which the Plan is a top-heavy plan, the employer contribution credited to each participant who is not a key employee shall not be less than 3 percent of such participant's total compensation (as defined in subsection 8.1) from the Employers for that year. In no event, however, shall the total employer contribution credited in any year to a participant who is not a key employee (expressed as a percentage of such participant's total compensation from the Employer) exceed the maximum total employer contribution credited in that year to a key employee (expressed as a percentage of such key employee's total compensation from an Employer). Contributions made by an Employer under the Plan pursuant to participants' income deferral authorizations shall not be deemed employer contributions for purposes of this subsection. The amount of minimum employer contribution otherwise required to be allocated to any participant for any plan year under this subsection shall be reduced by the amount of employer contributions allocated to him for a plan year ending with or within that plan year under any other tax-qualified defined contribution plan maintained by an Employer.

20.6. Coordination of Benefits. For any plan year in which the Plan is top-heavy, in the case of a participant who is a non-key employee and who is a participant in a top-heavy tax-qualified defined benefit plan that is maintained by an Employer and that is subject to Section 416 of the Code, subsection 20.5 shall not apply, and the minimum benefit to be provided to each such participant in accordance with this Section 20 and Section 416(c) of the Code shall be the minimum annual retirement benefit to which he is entitled under such defined benefit plan in accordance with such Section 416(c), reduced by the amount of annual retirement benefit purchasable with his Plan accounts (or portions thereof) attributable to employer contributions (as defined in subsection 20.5) under this Plan and any other tax-qualified defined contribution plan maintained by an Employer.

20.7. Adjustment of Combined Benefit Limitations. For any plan year in which the Plan is a top-heavy plan, the determination of the defined contribution plan fraction and defined benefit plan fraction under subsection 8.2 shall be adjusted in accordance with the provisions of Section 416(h) of the Code by substituting "1.0" for "1.25" where the latter number appears in Sections 415(e)(2)(B)(i) and 415(e)(3)(B)(i) of the Code with respect to the calculation of those fractions; except that with respect to a participant described in subsection 20.6, such adjustment shall not be required under this Plan for any plan year for which such adjustment is not required under the defined benefit plan referred to in subsection 20.6.




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




                                 SUPPLEMENT A


        A-1. Purpose, Application and Definitions. The purpose of this Supplement A is to modify and supplement the terms and provisions of the Plan document as applied to Participants for whom the Committee maintains a Drovers Transfer Account. Unless the context of the Plan document or this Supplement A clearly implies or indicates to the contrary, a word, term or phrase used or defined in this Plan document is similarly used or defined in this Supplement A.

        A-2. Distribution of Drovers Transfer Accounts. Subject to the provisions of subsection A-3, the balance of the Participant's Drovers Transfer Account will be distributed by payment in a lump sum.

        A-3. Revocation of Joint and Survivor Annuity Form. If a Participant is legally married under the laws of any jurisdiction on his Termination Date, his Account balances shall be paid in the form of a Joint and Survivor Annuity (as defined below), subject to the following provisions of this subsection. As soon as practicable after a married Participant's Termination Date, the Committee will provide him with election information consisting of:

        (a) a written description of the Joint and Survivor Annuity and the relative financial effect of payment of his Account balances in that form; and

        (b) a notification of the right to waive payment in that form, the rights of his spouse with respect to such waiver and the right to revoke such waiver.

The Committee may make such election information available to a Participant by:

                 (i)   personal delivery to him;

                 (ii) first-class mail, postage prepaid, addressed to the Participant at his last known address as shown on his Employer's records; or

                 (iii) permanent posting on a bulletin board located at the
                       Participant's work site.

                 During an election period commencing on the date the Participant receives such election information and ending on the later of the 90th day thereafter or the date as of which his benefits are to commence, a Participant may waive payment in the Joint and Survivor Annuity form and elect payment in the form described in subsection A-2; provided that, the Participant's surviving spouse, if any, has consented in writing to such waiver and the spouse's consent acknowledges the effect of such revocation and is witnessed by a notary public. A Participant may, at any time during his election period revoke any prior waiver of the Joint and Survivor Annuity form. A Participant may request, by writing filed with the Committee during his election period, an explanation, written in nontechnical language, of the terms, conditions and financial effect (in terms of dollars per monthly benefit payment) of payment in the Joint and Survivor Annuity form. If not previously provided to the Participant, the Committee shall provide him with such explanation within 30 days of his request by one of the methods described in paragraphs (i) or (ii) next above, and the Participant's election period will be extended, if necessary, to include the 90th day next following the date on which he receives such explanation. The term "Joint and Survivor Annuity" means an annuity for the life of the Participant with a survivor annuity for the life of his surviving spouse which is equal to 50 percent of the amount of the annuity payable during the joint lives of the Participant and his spouse and which is the actuarial equivalent of a single life annuity for the life of the Participant. No distribution shall be made from a Participant's Drover Transfer Account until his election period has terminated. Notwithstanding the foregoing, if the Participant's distributable Account balances are less than $3,500, the Committee may direct the Trustees to immediately distribute such benefits in a lump sum without such Participant's consent.

        A-4. Pre-Retirement Survivor Annuity. The term "Pre-Retirement Survivor Annuity" means an annuity for the life of the Participant's surviving spouse, the payments under which must be equal to the amount of benefit which can be purchased with the balance in the Participant's Drover Transfer Account as of the date of his death. Payment of such benefits will commence as soon as practicable after the date of the Participant's death, unless the surviving spouse elects a later date. Any election to waive the Pre-Retirement Survivor Annuity must be made by the Participant in writing during the election period described herein and shall require the spouse's consent in the same manner provided for in subsection A-3. The election period to waive the Pre-Retirement Survivor Annuity shall begin on the first day of the plan year in which the Participant attains age 35 and end on the date of the Participant's death. In the event a Participant separates from service prior to the beginning of the election period, the election period shall begin on the date of such separation from service. In connection with the election, the Committee shall provide each Participant within the period beginning with the first day of the plan year in which the Participant attains age 32 and ending with the close of the plan year preceding the plan year in which the Participant attains age 35, a written explanation of the Pre-Retirement Survivor Annuity containing comparable information to that required pursuant to the provisions of paragraphs A-3(a) and
(b). If the Participant enters the Plan after the first day of the plan year in which the Participant attained age 32, the Committee shall provide notice no later than the close of the second plan year following the entry of the Participant into the Plan. If the distributable balance of the Participant's Accounts is less than $3,500, the Committee may direct the Trustees to immediately distribute such amount to the Participant's spouse. If the value exceeds $3,500, an immediate distribution of the entire amount may be made to the surviving spouse, provided such surviving spouse consents in writing to such distribution.